UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09455

Nuveen New Jersey Dividend Advantage Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: April 30

Date of reporting period: April 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report April 30, 2015

NXJ
Nuveen New Jersey Dividend Advantage Municipal Fund

NJV
Nuveen New Jersey Municipal Value Fund

NQP
Nuveen Pennsylvania Investment Quality Municipal Fund

NPN
Nuveen Pennsylvania Municipal Value Fund

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage	11

Common Share Information	13

Risk Considerations	15

Performance Overview and Holding Summaries	16

Report of Independent Registered Public Accounting Firm	20

Portfolios of Investments	21

Statement of Assets and Liabilities	54

Statement of Operations	55

Statement of Changes in Net Assets	56

Statement of Cash Flows	58

Financial Highlights	60

Notes to Financial Statements	65

Additional Fund Information	80

Glossary of Terms Used in this Report	81

Reinvest Automatically, Easily and Conveniently	83

Board Members & Officers	84

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market’s bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as beginning to set expectations for a transition into tightening mode.

The economic story outside the U.S. continues to improve. Despite the drama over Greece’s debt negotiations, the European economy appears to be stabilizing. Japan is on a moderate recovery path as it emerged from recession late last quarter. China’s economy decelerated and, despite running well above the rate of other major global economies, investors feared it looked slow by China’s standards. Some areas of concern were a surprisingly steep decline in oil prices, the U.S. dollar’s rally and an increase in geopolitical tensions, including the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market’s ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
June 22, 2015

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ)
Nuveen New Jersey Municipal Value Fund (NJV)
Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)
Nuveen Pennsylvania Municipal Value Fund (NPN)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio manager Paul L. Brennan, CFA, reviews U.S. economic and municipal market conditions, key investment strategies and the twelvemonth performance of the Nuveen New Jersey and Pennsylvania Funds. Paul assumed portfolio management responsibility for these four Funds in 2011.

FUND REORGANIZATIONS

During November 2013, the New Jersey Funds’ Board of Directors/Trustees approved a series of reorganizations for certain Funds included in this report (the Target Funds) to create one, larger-state Fund (the Acquiring Fund).

The reorganizations are as follows:

Target Funds	Symbol	Acquiring Fund	Symbol
Nuveen New Jersey Investment Quality Municipal Fund, Inc.	NQJ	Nuveen New Jersey Dividend Advantage Municipal Fund	NXJ
Nuveen New Jersey Premium Income Municipal Fund, Inc.	NNJ
Nuveen New Jersey Dividend Advantage Municipal Fund 2	NUJ

On October 20, 2014, the reorganizations were approved by shareholders and the reorganizations became effective before the opening of business on November 11, 2014.

See Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations for further information.

What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended April 30, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc., (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Manager’s Comments (continued)

month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. However, as employment data released early in the year continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated “patient” from its statement but also highlighted the policy makers’ less optimistic view of the economy’s overall health as well as downgraded their inflation projections. The Fed’s April meeting seemed to further signal that a June rate hike was off the table. While the Fed attributed the first quarter’s economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed’s criteria for initiating a rate increase.

According to the government’s second estimate, the U.S. economy contracted at a 0.7% annualized rate in the first quarter of 2015, as measured by GDP, compared with an increase of 4.6% in the second quarter of 2014, 5.0% in the third quarter and 2.2% in the fourth quarter. The decline in real GDP growth rate from the fourth quarter of 2014 to the first quarter of 2015 primarily reflects a downturn in both state and local government spending, a decline in exports and consumer spending. These were partly offset by an upturn in federal government spending. The Consumer Price Index (CPI) fell 0.2% year-over-year as of April 2015. The core CPI (which excludes food and energy) increased 1.8% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of April 30, 2015, the national unemployment rate was 5.4%, the lowest level since May 2008 and the level considered “full employment” by some Fed officials, down from the 6.2% reported in April 2014. The housing market continued to post consistent gains, with 35 consecutive months of year-over-year increases as of its most recent reading in March 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 5.0% for the twelve months ended March 2015 (most recent data available at the time this report was prepared).

Municipal bonds enjoyed strong performance during the twelve-month reporting period, buoyed by a backdrop of low interest rates, improving investor sentiment and favorable supply-demand dynamics. Interest rates were widely expected to rise in 2014, as the economy improved and the Fed wound down its asset purchases. However, the 10-year Treasury yield ended the year even lower than where it began. As a result, fixed income asset classes performed surprisingly well (as yields fall, prices rise and vice versa). At the same time, investors grew more confident that the Fed’s tapering would proceed at a measured pace and that the credit woes of Detroit and Puerto Rico would be contained. In addition, credit fundamentals for state and local governments were generally stabilizing, although pockets of trouble remained. California and New York showed marked improvements during 2014, whereas Illinois, New Jersey and Puerto Rico, for example, still face considerable challenges.

Investors’ declining risk aversion bolstered demand for higher yielding assets, including municipal bonds, which reversed the tide of outflows municipal bond funds suffered in 2013. While demand and inflows rose, supply continued to be subdued in 2014. More municipal bonds left the market than were added, a condition known as net negative issuance. Part of the reason for net negative issuance was that a significant portion of issuer activity focused on current refundings, in which a new bond is issued to replace the called bond (in contrast to an advanced refunding, where the called bond remains in the market as a pre-refunded bond).

6	Nuveen Investments

These factors helped drive municipal bond yields lower and tightened yield spreads relative to Treasuries in 2014 overall. However, as 2015 began, market conditions turned more volatile. A series of disappointing economic data underscored the fragility of the U.S. recovery, as well as cast further uncertainty on the timing of the Fed’s first rate hike. Issuance was unusually strong at the beginning of 2015, fueling concerns about potential oversupply conditions. Over the twelve months ended April 30, 2015, municipal bond issuance nationwide totaled $391.9 billion, an increase of 30.8% from the issuance for the twelve-month period ended April 30, 2014. The surge in gross issuance is due mostly to increased refunding deals as issuers have been actively and aggressively refunding their outstanding debt given the very low interest rate environment. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in each of the past four calendar years. So, the gross is surging, but the net is not and this has been an overall positive technical factor on municipal bond investment performance. At the same time, regulatory changes, increased risk aversion and expectations for rising interest rates have encouraged bond dealers, typically brokers and banks, to reduce the size of their inventories in recent years. By holding smaller amounts of bonds on their books, dealers seek to mitigate their exposure to bonds that could potentially be worth less or be more difficult to sell in the future. As a result, there has been less liquidity in the marketplace, which contributed to periods of increased price volatility in early 2015. The municipal bond market also experienced some seasonal weakness in the first few months of 2015 due to tax-related selling. Finally, divergence in economic growth and central bank policies around the world have reinforced an interest rate differential that favors demand for U.S. Treasuries, maintaining downward pressure on yields.

How were the economic and market environments in New Jersey and Pennsylvania during the twelve-month reporting period ended April 30, 2015?

New Jersey’s economy continues to struggle despite favorable characteristics that position it to do quite well, such as its proximity to New York City’s extensive job market, a shoreline along the Atlantic coast that benefits a strong tourism industry, and two large transportation hubs in the Port of New York and Newark and Newark airport. While the state’s economy is fairly diverse and average wages are above national counterparts in nearly every sector, it has lagged its neighbors and the nation in recovering from the recession. New Jersey has the slowest job growth rate in the northeast and total employment remains below pre-recession levels. The state’s unemployment rate as of April 2015 stood at 6.5%, well above the national average of 5.4%. The sluggishness of the state’s economy exacerbates fiscal pressures caused by growing pension, retirement health care, and debt service payments. In Fiscal Year 2015 expenditures on these three line items constitutes 17% of budgeted revenues. The state was to make significantly higher pension contributions in FY15 but opted to contribute a much lower amount. Labor groups challenged this move and the legal action made its way to the New Jersey Supreme Court which found that the state could contribute less than originally agreed to under the terms of current labor agreements. The court found that in order for the contributions to be binding that they would need to be voter-approved; as the pension contributions were not voter-approved there was no requirement on the part of the state to make the larger payments. The $33 billion Fiscal Year 2016 budget proposed by Governor Christie underfunds the court-mandated pension payment by more than half. The budget also fails to appropriate any new money for transportation capital projects; instead, all revenues generated by the state’s gas tax goes to pay debt service. Maintaining and upgrading infrastructure is key to economic growth and the state has put itself at a disadvantage by overleveraging these revenues. The state has been downgraded several times in recent years and now carries an A rating by S&P, an A2 with negative outlook by Moody’s and an A with negative outlook by Fitch. For the twelve months ending April 30, 2015, the state issued $10.6 billion in tax-exempt debt, a year-over-year increase of 18.2%.

Pennsylvania’s recovery has been a slow one. During the downturn, the commonwealth’s job losses were significant, but less so than nationally. Coming out of the recession, there was a quicker recovery of jobs lost in the commonwealth but the pace of employment growth has moderated. As of April 2015, Pennsylvania's unemployment rate was 5.3%, down from 6.0% in April 2014 and below the

Nuveen Investments	7

Portfolio Manager’s Comments (continued)

national average of 5.4% for April 2015. Education and health services, which are among the more stable industries, remain the commonwealth’s largest employment sector at 20.2% of total employment. The natural gas industry continues to develop in the Marcellus Shale in western Pennsylvania. It is still relatively small compared to the Pennsylvania economy as a whole and the drop in natural gas prices has led to recent spending cutbacks among the gas producers. Offsetting this downside risk is the growth in investments in pipelines, processing centers, and refineries to transport natural gas liquids to other locations. On the fiscal front, Pennsylvania faces increasing pressure from a structurally unbalanced budget and the need for pension reform to address growing debt levels following years of underfunding and market-driven investment declines. The gap between planned expenditures and expected revenues in the current budget year has opened an operating shortfall of approximately $1.75 billion. The executive budget plan for Fiscal 2015-2016 is a bold one that proposes to raise approximately $4 billion in new revenue from increases in the personal income tax rate and in the sales and use tax. However, prior attempts to increase these taxes in 2008 and 2009 both failed to pass in the legislature. The governor’s budget plan also includes the issuance of $3 billion of pension obligation bonds to help alleviate the budgetary pressures for the commonwealth from the growing pension contributions. Currently, Pennsylvania’s unfunded pension liability is estimated at $53 billion, split between the State Employees Retirement System and the Public School Employees Retirement System. As of April 2015, Pennsylvania’s GO debt was rated Aa3 by Moody’s and AA- by S&P and Fitch. All three rating agencies had downgraded Pennsylvania GOs by one notch in 2014. For the twelve months ended April 2015, $16.3 billion in new municipal bonds were issued in the commonwealth, an increase of 82% from the previous twelve months.

What key strategies were used to manage these Funds during the twelve-month reporting period ended April 30, 2015?

A backdrop of supportive technical and fundamental factors helped sustain the municipal market’s rally during this reporting period. In the first nine months of the reporting period, yields fell sharply, particularly in the intermediate to longer maturity ranges, then plodded slightly upward in the subsequent three months. The overall decline in interest rates helped sustain a general rise in municipal bond prices for the reporting period as a whole. In general, Pennsylvania municipal paper outperformed the national market, while municipal bonds issued in New Jersey tended to lag the overall municipal market return for the reporting period. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term.

While municipal supply nationally, as well as in New Jersey and Pennsylvania, improved during this twelve-month reporting period over that of the previous twelve months, much of this increase was attributable to refunding activity as bond issuers, prompted by low interest rates, sought to lower debt service costs by retiring older bonds from the proceeds of lower cost new bond issues. While some of this activity continued to be current refundings (in which the refunded bond matures or is redeemed within 90 days and therefore has no net effect on supply), we began to see an uptick in advance refundings (in which the refunded bond remains outstanding up to several more years). The increase in advance refundings contributed to greater supply in the marketplace, broadly speaking.

Much of our investment activity focus was on reinvesting the cash generated by current calls into bonds with intermediate and longer maturities that could help us offset the decline in rates and maintain investment performance potential. We also boosted the Funds’ exposure to credits with lower investment grade ratings, primarily A rated bonds. These Funds were well positioned coming into the reporting period, so we could be selective in looking for opportunities to purchase bonds that added value and continued to help us achieve our goals for the Funds.

During this reporting period, the New Jersey Funds found value in diversified areas of the marketplace, including transportation and health care. Additions in the transportation sector included tollroad bonds issued for bridges that connect New Jersey with both Delaware and Pennsylvania. The projects are managed by bi-state agencies, the Delaware River Port Authority and the Delaware River Joint Toll Bridge (New Jersey and Pennsylvania) and the Delaware River and Bay Authority (New Jersey and Delaware) and the bonds they issue are tax-exempt in both of their respective states. The two New Jersey Funds also bought New Jersey Transit Authority bonds for the state’s mass transit system. In health care, we added to the Funds’ positions in A rated bonds issued for Robert Wood Johnson University Hospital, one of the premier hospitals in the state.

8	Nuveen Investments

Given the State of New Jersey’s ongoing fiscal challenges, we continued to limit exposure to state-supported obligations. We did buy a Jersey City University credit, which is partly subsidized by the state, but has less exposure to state government risk because it also receives tuition revenues. We also emphasized opportunities at the local (county and city/township) level, where many higher rated borrowers were issuing debt that we found attractive. Although the higher ratings of these local bonds offered lower yields, we believed the trade-off was worthwhile given the State’s recent credit downgrade (described in the performance section of this report), the relative underperformance of state-supported bonds and our goal to keep the Funds fully invested.

Buying activity in the Pennsylvania Funds was most active in the health care, tax obligation and higher education categories. Similar to New Jersey, Pennsylvania’s fiscal situation is hampered by an aging population, a lagging jobs recovery and pension legacy issues, to name a few concerns. As such, we similarly sought to minimize exposure to its state government-backed bonds.

Cash for purchases was generated primarily by proceeds from called and matured bonds, which we worked to redeploy to keep the Funds fully invested and support their income streams. As previously mentioned, call activity was elevated during the reporting period, providing ample cash and driving much of our trading. We sold some higher rated bonds to help preserve the Funds’ overweight allocations to lower rated segments, as well as decreased exposure to New Jersey State-backed bonds in NXJ and NJV.

As of April 30, 2015, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform during the twelve-month reporting period ended April 30, 2015?

The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year, ten-year and since inception periods ended April 30, 2015. Each Fund’s total returns at common share net asset value (NAV) are compared with the performance of corresponding market indexes and Lipper classification averages.

For the twelve months ended April 30, 2015, the total returns at common share NAV for the Nuveen New Jersey and Pennsylvania Funds exceeded the returns for their respective state’s S&P Municipal Bond Index as well as the national S&P Municipal Bond Index. For the same period, the two New Jersey Funds lagged the average return for the Lipper New Jersey Municipal Debt Funds Classification Average, while NQP outperformed the Lipper Pennsylvania Municipal Debt Funds Classification Average and NPN underperformed this Lipper average.

Key management factors that influenced the Funds’ returns included duration and yield curve positioning, credit exposure and sector allocation. Keeping the Funds fully invested throughout the reporting period also was beneficial for performance. In addition, the use of regulatory leverage was an important positive factor affecting the performance of NXJ and NQP. One of the reasons that NJV and NPN trailed the other corresponding state Funds in this report for the twelve-month reporting period was that these two Funds do not use regulatory leverage. Leverage is discussed in more detail later in the Fund Leverage section of this report.

During this reporting period, municipal bonds with intermediate and longer maturities generally outperformed those with shorter maturities. In general, the Funds’ durations and yield curve positioning were positive for performance. Consistent with our long term strategy, these Funds tended to have longer durations than the municipal market in general, with overweightings in the longer parts of the yield curve that performed well and underweightings in the underperforming shorter end of the curve. This was especially true in NQP, which had the longest duration among the four Funds and its greater sensitivity to changes in interest rates benefited NQP’s performance. Overall, duration and yield curve positioning was the major driver of performance and differences in positioning accounted for much of the differences in performance.

During this reporting period, lower rated bonds generally outperformed higher quality bonds, as the municipal market rally continued and investors became more willing to accept risk. These Funds tended to have overweights in A rated and BBB rated bonds and underweights in the AAA rated and AA rated categories relative to their benchmark and credit exposure was generally

Nuveen Investments	9

Portfolio Manager’s Comments (continued)

positive for their performance. As with duration, differences in credit allocation accounted for some of the differences in performance. NXJ, for example, had the highest allocation to bonds rated AAA and AA, which slightly hampered its performance.

Among the municipal market sectors, tobacco, health care (especially hospitals), industrial development revenue (IDR) and transportation (especially toll roads) were some of the top-performing groups during this reporting period. Tobacco bonds performed well due to their lower credit quality and the broader demand for higher yields. Health care, IDR and transportation bonds also benefited from investor demand for lower rated credits, as well as generally improving credit fundamentals across these sectors. NXJ and NJV maintained overweight allocations in the health care sector, which was advantageous to performance. Not only does the sector include many A rated credits, it also benefited from a rising trend of hospital consolidations in New Jersey. The two Funds’ allocations to New Jersey-issued tobacco bonds, transportation and utilities also delivered positive performance during this reporting period. NQP and NPN were most helped by their allocations to the health care, higher education, tax obligation (both general and limited) and transportation sectors.

The poorest performing market segment for the reporting period was pre-refunded bonds, which are often backed by U.S. Treasury securities. The underperformance of these bonds relative to the market can be attributed primarily to their shorter effective maturities and higher credit quality. All of these Funds had allocations of pre-refunded bonds, with NXJ having the heaviest weighting. General obligation (GO) credits also generally trailed the revenue sectors as well as the municipal market as a whole, although by a much narrower margin than pre-refunded bonds. This included New Jersey state GOs, which underperformed as the market penalized these bonds for credit downgrades by all three major rating agencies in 2014. In April 2014, S&P reduced the state’s GO rating to A+ from AA-, followed by another reduction to A in September, with the agency citing New Jersey’s sizeable structural imbalance and deferred pension payments leading to future budgetary pressures. Fitch also announced downgrades on New Jersey GOs to A+ from AA- in May 2014 and then to A in September 2014, echoing S&P’s assessment of the state's growing pension and retiree health care liabilities as well as its high levels of debt and overly optimistic revenue estimates that could add to future budget problems. In April 2015, Moody’s downgraded New Jersey to A2 from Aa3. As of April 2015, New Jersey state GO debt ratings were A2/A/A by Moody’s S&P and Fitch (with negative outlooks by Moody’s and Fitch) and New Jersey appropriation-backed debt was rated A3/A-/A- by Moody’s, S&P and Fitch, respectively, also with negative outlooks by Moody’s and Fitch. Pennsylvania, which faces some of the same budgetary and pension issues as New Jersey although to a lesser degree, also saw the ratings on its GO debt lowered in 2014, from Aa2/AA/AA to Aa3/AA-/AA- as of October 2014.

As noted in the previous Shareholder Fund Report, we continue to monitor the ongoing economic problems of Puerto Rico for any impact on the Funds’ holdings and performance. Shareholders should note that the exposure of NXJ, NJV, NQP and NPN to Puerto Rico debt during this reporting period was 0.86%, 0.33%, 0.75% and 0.30%, respectively. The Puerto Rico credits, many of them insured or pre-refunded, offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). However, Puerto Rico’s continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico general obligation debt is rated Caa2/CCC+/B (below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks.

On February 6, 2015, a federal court found Puerto Rico’s Recovery Act to be unconstitutional. Though the Commonwealth is pursuing an appeal of the ruling, the outcome is uncertain. Puerto Rico’s non-voting Representative in Congress recently introduced legislation that would make chapter 9 bankruptcy available to the Commonwealth’s public corporations. A congressional committee hearing was held on February 26, 2015, but the bill has not advanced out of committee.

In light of the evolving economic situation in Puerto Rico, Nuveen’s credit analysis of the Commonwealth had previously considered the possibility of a default and restructuring of public corporations and we adjusted our portfolios to prepare for such an outcome, although no such default or restructuring has occurred to date. The Nuveen complex’s entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers totaled 0.33% of assets under management as of April 30, 2015. As of April 30, 2015, the Funds’ limited exposure to Puerto Rico generally was invested in bonds that were insured, pre-refunded (and therefore backed by securities such as U.S. Treasuries), or tobacco settlement bonds. Overall, the small size of our exposures meant that our Puerto Rico holdings had a negligible impact on performance.

10	Nuveen Investments

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. As mentioned previously, NJV and NPN do not use regulatory leverage. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage made a positive contribution to the performance of these Funds over this reporting period.

As of April 30, 2015, the Funds’ percentages of leverage are as shown in the accompanying table.

	NXJ	NJV	NQP	NPN
Effective Leverage*	38.62%	9.03%	37.06%	2.64%
Regulatory Leverage*	31.95%	N/A	30.94%	N/A

*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

N/A	The Fund does not use Regulatory leverage.

Nuveen Investments	11

Fund Leverage (continued)

THE FUNDS’ REGULATORY LEVERAGE

As of April 30, 2015, the Funds have issued and outstanding, Variable Rate MuniFund Term Preferred (VMTP) Shares and Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table. As mentioned previously, NJV and NPN do not use regulatory leverage.

	VMTP Shares		VRDP Shares
		Shares			Shares
		Issued at			Issued at
		Liquidation			Liquidation
	Series	Value	Series		Value	Total
NXJ	—	—	1		$81,000,000
	—	—	2	*	$144,300,000
	—	—	3	*	$88,600,000
					$313,900,000	$313,900,000
NQP	2017	$48,000,000	2		$112,500,000
	—	—	3		$105,000,000
		$48,000,000			$217,500,000	$265,500,000
* VRDP Shares issued in connection with the reorganization.

During the current reporting period, NXJ and NQP refinanced all of their outstanding MTP Shares with the proceeds from newly issued VRDP and VMTP Shares, respectively.

Refer to Notes to Financial Statements, Note – 4 Fund Shares, Preferred Shares for further details on VMTP and VRDP Shares and each Fund’s respective transactions.

12	Nuveen Investments

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of April 30, 2015. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	NXJ	NJV	NQP	NPN
May 2014	$0.0605	$0.0520	$0.0730	$0.0530
June	0.0605	0.0520	0.0730	0.0530
July	0.0625	0.0520	0.0730	0.0530
August	0.0625	0.0520	0.0730	0.0530
September	0.0625	0.0500	0.0690	0.0530
October	0.0625	0.0500	0.0690	0.0530
November	0.0625	0.0500	0.0690	0.0530
December	0.0680	0.0500	0.0690	0.0520
January	0.0680	0.0500	0.0690	0.0520
February	0.0680	0.0500	0.0690	0.0520
March	0.0680	0.0500	0.0690	0.0520
April 2015	0.0680	0.0500	0.0690	0.0520

Long-Term Capital Gain*	$—	$0.1784	$—	$—
Ordinary Income Distribution*	$0.0002	$0.0226	$0.0002	$—

Market Yield**	6.01%	4.07%	5.97%	4.01%
Taxable-Equivalent Yield**	8.92%	6.04%	8.55%	5.74%

**
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6% and 30.2% for New Jersey and Pennsylvania, respectively. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of April 30, 2015, the Funds had positive UNII balances for tax purposes and positive UNII balances for financial reporting purposes.

Nuveen Investments	13

Common Share Information (continued)

All monthly dividends paid by the Funds during the current reporting period, were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.

COMMON SHARE REPURCHASES

During August 2014, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of April 30, 2015, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NXJ	NJV	NQP	NPN
Common Shares Cumulatively Repurchased and Retired	135,000	15,000	242,400	0
Common Shares Authorized for Repurchase	655,000	155,000	3,790,000	120,000

During the current reporting period, the Funds repurchased and retired their common shares at a weighted average price per common share and a weighted average discount per common share as shown in the accompanying table.

	NXJ	NJV	NQP
Common Shares Repurchased and Retired	112,500	15,000	4,500
Weighted Average Price per Common Share Repurchased and Retired	$13.47	$14.19	$13.68
Weighted Average Discount per Common Share Repurchased and Retired	13.85%	14.25%	13.83%

OTHER COMMON SHARE INFORMATION

As of April 30, 2015, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NXJ	NJV	NQP	NPN
Common Share NAV	$15.53	$16.41	$15.64	$16.36
Common Share Price	$13.58	$14.75	$13.87	$15.57
Premium/(Discount) to NAV	(12.56)%	(10.12)%	(11.32)%	(4.83)%
12-Month Average Premium/(Discount) to NAV	(13.14)%	(11.50)%	(11.42)%	(6.98)%

14	Nuveen Investments

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Price and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Inverse Floater Risk. The Funds invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Derivatives Risk. The Funds may use derivative instruments which involve a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount investment.

Municipal Bond Market Liquidity Risk. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease a Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease a Fund’s ability to buy or sell bonds. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

Nuveen Investments	15

NXJ
Nuveen New Jersey Dividend Advantage Municipal Fund
Performance Overview and Holding Summaries as of April 30, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2015

	Average Annual
	1-Year	5-Year	10-Year
NXJ at Common Share NAV	6.77%	6.76%	5.54%
NXJ at Common Share Price	5.35%	5.92%	4.86%
S&P Municipal Bond New Jersey Index	3.31%	4.89%	4.74%
S&P Municipal Bond Index	4.86%	4.92%	4.63%
Lipper New Jersey Municipal Debt Funds Classification Average	7.64%	7.12%	5.78%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	144.7%
Common Stocks	0.3%
Other Assets Less Liabilities	1.9%
Net Assets Plus VRDP Shares,
at Liquidation Value	146.9%
VRDP Shares, at
Liquidation Value	(46.9)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	23.1%
Transportation	18.7%
Health Care	15.0%
Education and Civic Organizations	10.8%
U.S. Guaranteed	10.7%
Tax Obligation/General	4.4%
Water and Sewer	4.3%
Other	13.0%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	15.8%
AA	39.7%
A	28.7%
BBB	9.1%
BB or Lower	5.7%
N/R (not rated)	0.8%
N/A (not applicable)	0.2%
Total	100%

16	Nuveen Investments

NJV
Nuveen New Jersey Municipal Value Fund
Performance Overview and Holding Summaries as of April 30, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2015

	Average Annual
	1-Year	5-Year	Since Inception
NJV at Common Share NAV	6.68%	5.97%	7.53%
NJV at Common Share Price	7.62%	4.94%	5.16%
S&P Municipal Bond New Jersey Index	3.31%	4.89%	5.68%
S&P Municipal Bond Index	4.86%	4.92%	5.71%
Lipper New Jersey Municipal Debt Funds Classification Average	7.64%	7.12%	6.62%

Since inception returns are from April 28, 2009. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	101.0%
Common Stocks	2.8%
Other Assets Less Liabilities	2.1%
Net Assets Plus Floating Rate Obligations	105.9%
Floating Rate Obligations	(5.9)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	28.6%
Health Care	18.5%
Education and Civic Organizations	12.1%
Transportation	10.4%
Tax Obligation/General	9.3%
Housing/Multifamily	6.2%
U.S. Guaranteed	5.3%
Other	9.6%
Total	100%

Credit Quality
(% of total investment exposure)
AAA	6.4%
AA	34.1%
A	33.1%
BBB	18.2%
BB or Lower	3.6%
N/R (not rated)	2.0%
N/A (not applicable)	2.6%
Total	100%

Nuveen Investments	17

NQP
Nuveen Pennsylvania Investment Quality Municipal Fund
Performance Overview and Holding Summaries as of April 30, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2015

	Average Annual
	1-Year	5-Year	10-Year
NQP at Common Share NAV	8.79%	7.13%	5.61%
NQP at Common Share Price	7.09%	6.77%	5.56%
S&P Municipal Bond Pennsylvania Index	5.43%	5.10%	4.77%
S&P Municipal Bond Index	4.86%	4.92%	4.63%
Lipper Pennsylvania Municipal Debt Funds Classification Average	8.33%	6.98%	5.34%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	147.7%
Other Assets Less Liabilities	2.0%
Net Assets Plus Floating Rate Obligations, VMTP Shares, at Liquidation Value & VRDP Shares, at Liquidation Value	149.7%
Floating Rate Obligations	(4.9)%
VMTP Shares, at Liquidation Value	(8.1)%
VRDP Shares, at Liquidation Value	(36.7)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Health Care	20.6%
Tax Obligation/General	19.0%
Education and Civic Organizations	15.6%
Transportation	7.7%
Tax Obligation/Limited	7.5%
U.S. Guaranteed	7.2%
Water and Sewer	6.5%
Utilities	4.5%
Other	11.4%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	7.4%
AA	48.6%
A	26.9%
BBB	10.8%
BB or Lower	3.7%
N/R (not rated)	2.6%
Total	100%

18	Nuveen Investments

NPN
Nuveen Pennsylvania Municipal Value Fund
Performance Overview and Holding Summaries as of April 30, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2015

	Average Annual
	1-Year	5-Year	Since Inception
NPN at Common Share NAV	6.87%	6.00%	7.15%
NPN at Common Share Price	12.30%	5.27%	5.70%
S&P Municipal Bond Pennsylvania Index	5.43%	5.10%	5.75%
S&P Municipal Bond Index	4.86%	4.92%	5.71%
Lipper Pennsylvania Municipal Debt Funds Classification Average	8.33%	6.98%	6.36%

Since inception returns are from April 28, 2009. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.9%
Other Assets Less Liabilities	1.1%
Net Assets	100%

Portfolio Composition
(% of total investments)
Health Care	23.4%
Education and Civic Organizations	14.5%
Tax Obligation/Limited	13.1%
Water and Sewer	9.7%
Tax Obligation/General	9.6%
U.S. Guaranteed	5.8%
Housing/Multifamily	5.3%
Long-Term Care	4.7%
Other	13.9%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	5.6%
AA	48.1%
A	26.5%
BBB	17.0%
BB or Lower	1.3%
N/R (not rated)	1.5%
Total	100%

Nuveen Investments	19

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Nuveen New Jersey Dividend Advantage Municipal Fund
Nuveen New Jersey Municipal Value Fund
Nuveen Pennsylvania Investment Quality Municipal Fund
Nuveen Pennsylvania Municipal Value Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Municipal Value Fund, Nuveen Pennsylvania Investment Quality Municipal Fund and Nuveen Pennsylvania Municipal Value Fund (the “Funds”) as of April 30, 2015, and the related statements of operations, changes in net assets and cash flows (Nuveen New Jersey Dividend Advantage Municipal Fund and Nuveen Pennsylvania Investment Quality Municipal Fund) and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The statements of changes in net assets and the financial highlights for the periods presented through April 30, 2014, were audited by other auditors whose report dated June 25, 2014, expressed an unqualified opinion on those statements and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of April 30, 2015, the results of their operations, the changes in their net assets, their cash flows (Nuveen New Jersey Dividend Advantage Municipal Fund and Nuveen Pennsylvania Investment Quality Municipal Fund) and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Chicago, Illinois
June 25, 2015

20	Nuveen Investments

NXJ
Nuveen New Jersey Dividend Advantage Municipal Fund
	Portfolio of Investments	April 30, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 145.0% (100.0% of Total Investments)
	MUNICIPAL BONDS – 144.7% (99.8% of Total Investments)
	Consumer Discretionary – 0.4% (0.3% of Total Investments)
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$1,720	5.000%, 1/01/32	7/15 at 100.00	Caa1	$1,307,114
1,485	5.125%, 1/01/37	7/15 at 100.00	Caa1	1,130,174
3,205	Total Consumer Discretionary			2,437,288
	Consumer Staples – 4.9% (3.3% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
3,620	4.500%, 6/01/23	6/17 at 100.00	BB	3,627,023
32,225	4.750%, 6/01/34	6/17 at 100.00	B2	24,989,843
4,890	5.000%, 6/01/41	6/17 at 100.00	B2	3,846,278
40,735	Total Consumer Staples			32,463,144
	Education and Civic Organizations – 15.7% (10.8% of Total Investments)
1,760	Camden County Improvement Authority, New Jersey, Lease Revenue Bonds Rowan University School of Osteopathic Medicine Project, Series 2013A, 5.000%, 12/01/32	12/23 at 100.00	A	1,968,120
730	Gloucester County Improvement Authority, New Jersey, Revenue Bonds, Rowan University Projects, Series 2015A, 3.375%, 7/01/36 – AGM Insured	7/25 at 100.00	AA	695,778
2,025	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Refunding Series 2015, 5.000%, 3/01/25	No Opt. Call	A	2,459,444
2,125	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 – AMBAC Insured	6/15 at 100.00	N/R	2,133,033
2,455	New Jersey Economic Development Authority, Rutgers University General Obligation Lease Revenue Bonds, Tender Option Bond Trust 3359, 18.033%, 6/15/46 (IF) (4)	6/23 at 100.00	AA–	3,603,744
	New Jersey Education Facilities Authority Revenue Bonds, The College of New Jersey Issue, Series 2013A:
2,475	5.000%, 7/01/38	7/23 at 100.00	AA	2,732,078
3,250	5.000%, 7/01/43	7/23 at 100.00	AA	3,586,343
250	New Jersey Educational Facilities Authority, Revenue Bonds, Georgian Court University, Series 2007D, 5.000%, 7/01/27	7/17 at 100.00	Baa2	265,450
	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D:
7,310	5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	AA–	7,842,607
6,875	5.000%, 7/01/39 – FGIC Insured	7/17 at 100.00	AA–	7,369,862
4,710	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2006A, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	AA–	4,920,820
5,000	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2014A, 5.000%, 7/01/44	No Opt. Call	AA–	5,625,450
5,955	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey City University, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	AA	6,664,836
	New Jersey Educational Facilities Authority, Revenue Bonds, Passaic County Community College, Series 2010C:
1,500	5.250%, 7/01/32	7/20 at 100.00	A2	1,645,365
1,000	5.375%, 7/01/41	7/20 at 100.00	A2	1,094,840
1,000	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Series 2007E, 5.000%, 7/01/33	No Opt. Call	AAA	1,083,600
4,335	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 2015-XF0099, 13.564%, 7/01/39 (IF)	7/21 at 100.00	AAA	5,999,640

Nuveen Investments	21

NXJ	Nuveen New Jersey Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	April 30, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$4,000	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 4741, 13.836%, 7/01/44 (IF) (4)	7/24 at 100.00	AAA	$5,900,560
	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2012B:
550	5.000%, 7/01/37	7/22 at 100.00	A	601,518
1,050	5.000%, 7/01/42	7/22 at 100.00	A	1,147,660
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
1,120	5.000%, 7/01/32	7/21 at 100.00	BBB+	1,202,152
740	5.000%, 7/01/37	7/21 at 100.00	BBB+	791,326
	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D:
675	5.000%, 7/01/38	7/23 at 100.00	A	745,112
1,935	5.000%, 7/01/43	7/23 at 100.00	A	2,135,253
	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, College of New Jersey, Series 2012A:
200	5.000%, 7/01/18	No Opt. Call	AA	222,372
1,000	5.000%, 7/01/19	No Opt. Call	AA	1,133,560
3,420	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax)	6/18 at 100.00	AA	3,684,503
1,305	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	1,380,664
960	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	1,034,986
1,750	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.750%, 12/01/27 (Alternative Minimum Tax)	12/21 at 100.00	Aa3	1,948,818
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A:
5,670	4.250%, 12/01/25 (Alternative Minimum Tax)	12/22 at 100.00	AA	5,992,283
1,925	4.375%, 12/01/26 (Alternative Minimum Tax)	12/22 at 100.00	AA	2,040,038
500	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (Alternative Minimum Tax)	12/22 at 100.00	A	542,950
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 4736:
1,400	11.649%, 12/01/23 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	1,512,672
1,250	11.786%, 12/01/24 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	1,268,950
850	12.217%, 12/01/25 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	853,944
250	12.571%, 12/01/26 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	256,030
2,500	13.561%, 12/01/27 (Alternative Minimum Tax) (IF) (4)	12/23 at 100.00	AA	2,614,500
2,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.730%, 6/01/30 (IF) (4)	6/19 at 100.00	AA	2,868,320
575	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	A1	639,647
450	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System Project, Refunding Series 2012, 5.125%, 4/01/32	4/22 at 100.00	BBB–	394,160
350	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Inter-American University of Puerto Rico Project, Refunding Series 2012, 5.000%, 10/01/31	10/22 at 100.00	A–	352,510
500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	7/15 at 100.00	BBB–	460,135
2,170	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond Trust 3339, 17.903%, 5/01/43 (IF) (4)	5/23 at 100.00	AA–	3,260,121
91,850	Total Education and Civic Organizations			104,675,754

22	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Financials – 1.7% (1.2% of Total Investments)
	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002:
$8,700	5.750%, 10/01/21	No Opt. Call	Ba2	$9,766,011
1,500	6.500%, 4/01/28	No Opt. Call	Ba2	1,874,550
10,200	Total Financials			11,640,561
	Health Care – 21.7% (15.0% of Total Investments)
	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
175	5.000%, 2/15/25	No Opt. Call	BBB+	200,935
220	5.000%, 2/15/26	No Opt. Call	BBB+	250,785
320	5.000%, 2/15/27	No Opt. Call	BBB+	361,402
1,385	5.000%, 2/15/28	No Opt. Call	BBB+	1,544,732
1,385	5.000%, 2/15/29	No Opt. Call	BBB+	1,534,899
2,500	5.000%, 2/15/32	2/24 at 100.00	BBB+	2,740,900
80	5.000%, 2/15/33	No Opt. Call	BBB+	87,458
145	5.000%, 2/15/34	No Opt. Call	BBB+	158,404
200	5.000%, 2/15/35	No Opt. Call	BBB+	218,174
6,100	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB+	6,954,915
5,110	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A+	5,583,339
2,500	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018, 18.772%, 7/01/38 – AGC Insured (IF) (4)	7/19 at 100.00	AA	3,659,500
	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
2,000	6.000%, 7/01/26	7/21 at 100.00	BB+	2,238,680
2,500	6.250%, 7/01/35	7/21 at 100.00	BB+	2,768,675
2,050	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	2,136,141
1,140	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A, 5.000%, 7/01/24	No Opt. Call	A–	1,307,831
	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Palisades Medical Center Obligated Group Issue, Series 2013:
3,125	5.250%, 7/01/31	7/23 at 100.00	BBB	3,443,969
1,560	5.500%, 7/01/43	7/23 at 100.00	BBB	1,740,601
6,840	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	7,179,401
5,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health, Refunding Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	A–	5,470,750
3,765	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	7/17 at 100.00	A3	3,955,885
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Refunding Series 2014A:
2,055	5.000%, 7/01/45	7/24 at 100.00	A	2,258,507
3,295	4.000%, 7/01/45	7/24 at 100.00	A	3,196,447
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012:
4,140	3.750%, 7/01/27	No Opt. Call	A3	4,172,540
3,375	5.000%, 7/01/31	7/22 at 100.00	A3	3,707,977
1,500	5.000%, 7/01/37	7/22 at 100.00	A3	1,623,210
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2011:
3,000	5.000%, 7/01/25	7/18 at 100.00	A+	3,428,040
3,000	5.000%, 7/01/26	7/22 at 100.00	A+	3,407,160
2,500	5.000%, 7/01/27	7/22 at 100.00	A+	2,814,300

Nuveen Investments	23

NXJ	Nuveen New Jersey Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	April 30, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,450	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32	7/23 at 100.00	A+	$1,615,851
7,690	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA	8,211,459
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital Issue, Series 2014A:
3,785	5.000%, 7/01/39	7/24 at 100.00	A	4,172,205
5,955	5.000%, 7/01/43	7/24 at 100.00	A	6,559,313
3,945	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A	4,566,456
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B:
1,620	5.000%, 7/01/25 – RAAI Insured	7/15 at 100.00	AA	1,625,378
2,885	5.000%, 7/01/35 – RAAI Insured	7/15 at 100.00	AA	2,891,232
7,670	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	A–	8,724,165
3,485	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%, 7/01/29	1/17 at 100.00	A–	3,618,057
5,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	5,572,700
2,345	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke’s Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37	8/23 at 100.00	A–	2,329,476
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006:
670	5.000%, 7/01/25	7/16 at 100.00	A2	695,359
8,780	5.000%, 7/01/36	7/16 at 100.00	A2	9,042,434
3,415	5.000%, 7/01/46	7/16 at 100.00	A2	3,505,395
3,750	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Adjustable Rate Industrial Revenue Bonds, American Home Products Corporation, Series 1983A, 5.100%, 12/01/18	6/15 at 100.00	A1	3,822,037
133,410	Total Health Care			145,097,074
	Housing/Multifamily – 4.2% (2.9% of Total Investments)
1,900	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Rowan Properties LLC – Rowan University Student Housing Project, Series 2015A, 5.000%, 1/01/48 (WI/DD, Settling 5/01/15)	1/25 at 100.00	BBB–	2,013,620
6,075	New Jersey Economic Development Authority, Revenue Bonds, West Campus Housing LLC – New Jersey City University Student Housing Project, Series 2015, 5.000%, 7/01/47	7/25 at 100.00	BBB–	6,295,219
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
3,870	5.750%, 6/01/31	6/20 at 100.00	Baa3	4,341,289
2,100	5.875%, 6/01/42	6/20 at 100.00	Baa3	2,348,619
	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2013-2:
2,750	4.350%, 11/01/33 (Alternative Minimum Tax)	11/22 at 100.00	AA	2,812,755
1,375	4.600%, 11/01/38 (Alternative Minimum Tax)	11/22 at 100.00	AA	1,424,857
1,375	4.750%, 11/01/46 (Alternative Minimum Tax)	11/22 at 100.00	AA	1,419,619
2,280	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015A, 4.000%, 11/01/45	11/24 at 100.00	AA–	2,281,778
4,870	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015B, 1.000%, 11/01/17	No Opt. Call	AA–	4,869,951
26,595	Total Housing/Multifamily			27,807,707

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 3.3% (2.3% of Total Investments)
	New Jersey Housing & Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A:
$10,000	4.450%, 10/01/25	10/21 at 100.00	Aa2	$10,854,300
10,000	4.650%, 10/01/29	4/21 at 100.00	Aa2	10,642,800
805	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	814,765
20,805	Total Housing/Single Family			22,311,865
	Industrials – 0.2% (0.1% of Total Investments)
1,340	Gloucester County Improvement Authority, New Jersey, Solid Waste Resource Recovery Revenue Refunding Bonds, Waste Management Inc. Project, Series 1999B, 6.850%, 12/01/29 (Mandatory put 12/01/17)	No Opt. Call	A–	1,383,322
	Long-Term Care – 2.2% (1.5% of Total Investments)
5,255	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	5,429,834
510	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014, 5.250%, 1/01/44	1/24 at 100.00	N/R	533,633
2,495	New Jersey Economic Development Authority, GNMA Collateralized Mortgage Revenue Bonds, Victoria Health Corporation, Series 2001A, 5.200%, 12/20/36	7/15 at 100.00	Aa3	2,504,281
4,920	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34	7/23 at 100.00	BBB–	5,215,741
710	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2014A, 5.000%, 7/01/29	7/24 at 100.00	BBB–	768,263
13,890	Total Long-Term Care			14,451,752
	Tax Obligation/General – 6.3% (4.4% of Total Investments)
500	Carlstadt School District, Bergen County, New Jersey, General Obligation Bonds, Refunding Series 2014, 5.000%, 5/01/26	5/24 at 100.00	AA–	590,350
2,225	Cumberland County Improvement Authority, New Jersey, County General Obligation Revenue Bonds, Technical High School Project, Series 2014, 5.000%, 9/01/39 – AGM Insured	9/24 at 100.00	AA	2,486,883
825	Elizabeth, Union County, New Jersey, General Obligation Bonds, General Improvement Series 2014, 3.125%, 4/01/27 – AGM Insured	4/24 at 100.00	AA	835,601
2,250	Freehold Regional High School District, Monmouth County, New Jersey, General Obligation Bonds, Refunding Series 2001, 5.000%, 3/01/17 – FGIC Insured	No Opt. Call	AA+	2,420,595
690	Haddon Heights School District, Camden County, New Jersey, General Obligation Bonds, Refunding Series 2012, 3.250%, 1/01/30	1/23 at 100.00	AA–	678,104
1,100	Linden, New Jersey, General Obligation Bonds, Refunding Series 2011, 4.000%, 5/01/23	5/21 at 100.00	AA–	1,192,961
1,975	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	2,281,421
2,280	Monroe Township Board of Education, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2015, 5.000%, 3/01/38	3/25 at 100.00	AA–	2,597,034
1,000	Monroe Township, Middlesex County, New Jersey, General Obligation Bonds, Series 2003, 3.000%, 1/15/33	1/22 at 100.00	AA	927,270
760	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Parking Utility, Refunding Series 2014A, 5.000%, 1/01/37	1/24 at 100.00	AA+	859,134
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2012:
465	5.000%, 9/01/28	9/22 at 100.00	A+	524,069
610	5.000%, 9/01/29	9/22 at 100.00	A+	684,231
300	5.000%, 9/01/31	9/22 at 100.00	A+	334,011
250	3.625%, 9/01/34	9/22 at 100.00	A+	245,450
1,650	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 6.750%, 12/01/38 – AGC Insured	12/19 at 100.00	A3	1,965,893

Nuveen Investments	25

NXJ	Nuveen New Jersey Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	April 30, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	South Brunswick Township, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2014:
$740	3.000%, 9/01/17	No Opt. Call	AA	$776,356
400	5.000%, 9/01/22	No Opt. Call	AA	480,984
	Sparta Township Board of Education, Sussex County, New Jersey, General Obligation Bonds, Refunding Series 2015:
1,595	5.000%, 2/15/32	2/25 at 100.00	AA–	1,834,633
1,000	5.000%, 2/15/34	2/25 at 100.00	AA–	1,147,520
1,395	5.000%, 2/15/35	2/25 at 100.00	AA–	1,594,499
4,260	Sussex County, New Jersey, General Obligation Bonds, Refunding Series 2014, 4.000%, 2/15/22	No Opt. Call	AA+	4,829,605
420	The Board of Education of the Township of Mount Olive, Morris County, New Jersey School Bonds, Refunding Series 2014, 2.000%, 1/15/16	No Opt. Call	AA	425,137
5,165	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covantan Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	5,644,777
2,515	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011A, 5.000%, 6/15/41	6/21 at 100.00	AA+	2,806,363
1,485	Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Series 2005, 5.250%, 1/01/27 – AGM Insured	No Opt. Call	Aa3	1,880,574
1,435	West Deptford Township, Gloucester County, New Jersey, General Obligation Bonds, Refunding Bonds, Series 2014, 4.000%, 9/01/28 – BAM Insured	9/24 at 100.00	AA	1,522,994
635	West Deptford Township, Gloucester County, New Jersey, General Obligation Bonds, Series 2005, 5.000%, 7/01/27 – AGM Insured	7/17 at 100.00	AA	685,482
100	Woodbridge Township, Middlesex County, New Jersey, General Obligation Bonds, Series 2010, 5.000%, 7/15/19	No Opt. Call	AA+	114,549
38,025	Total Tax Obligation/General			42,366,480
	Tax Obligation/Limited – 33.5% (23.1% of Total Investments)
3,775	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	4,789,871
1,000	Camden County Improvement Authority, New Jersey, County Guaranteed Lease Revenue Bonds, Series 2005A, 5.000%, 9/01/16 – AGM Insured	9/15 at 100.00	AA	1,015,940
1,850	Casino Reinvestment Development Authority, New Jersey, Hotel Room Fee Revenue Bonds, Series 2004, 5.250%, 1/01/16 – AMBAC Insured	7/15 at 100.00	BBB–	1,893,604
4,175	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	5,135,292
3,000	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Refunding Series 2012A, 5.000%, 11/01/20	No Opt. Call	AAA	3,522,210
3,000	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2003B, 0.000%, 11/01/25 – AGM Insured	No Opt. Call	AAA	2,247,180
3,145	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	3,909,361
5,120	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AAA	5,803,366
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
5,005	5.250%, 1/01/36	1/22 at 100.00	A	5,546,841
3,020	5.125%, 1/01/42	1/22 at 100.00	A	3,300,135
500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/29	1/22 at 100.00	A	554,915
1,110	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Plaza Refunding Project, Series 2013, 3.250%, 4/01/35	4/22 at 100.00	Aa3	1,043,123
3,450	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/25	6/16 at 100.00	A–	3,622,569

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
$4,400	5.000%, 6/15/19	No Opt. Call	BBB+	$4,927,076
310	5.000%, 6/15/21	No Opt. Call	BBB+	353,980
6,400	5.000%, 6/15/25	6/22 at 100.00	BBB+	7,164,736
3,480	5.000%, 6/15/26	6/22 at 100.00	BBB+	3,867,428
7,945	5.000%, 6/15/28	No Opt. Call	BBB+	8,700,013
415	5.000%, 6/15/29	No Opt. Call	BBB+	452,300
4,675	New Jersey Economic Development Authority, Lease Revenue Bonds, Liberty State Park Project, Series 2005C, 5.000%, 3/01/27 – AGM Insured	6/15 at 100.00	AA	4,692,485
9,400	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 – NPFG Insured	6/15 at 100.00	AA–	9,440,514
	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
440	5.125%, 6/15/27	6/17 at 100.00	Baa3	455,783
740	5.125%, 6/15/37	6/17 at 100.00	Baa3	759,958
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN:
4,610	5.000%, 3/01/22	No Opt. Call	A–	5,112,306
5,000	5.000%, 3/01/28	3/23 at 100.00	A–	5,357,050
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
1,545	5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	A–	1,660,875
2,910	5.000%, 9/01/37	9/17 at 100.00	A–	3,112,332
2,395	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Refunding Series 2005A, 5.000%, 9/01/15 – AGM Insured	No Opt. Call	AA	2,433,128
1,805	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A–	1,943,931
	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
2,120	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	AA–	2,231,830
3,750	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	AA–	3,946,913
34,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A–	16,166,320
8,100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A–	9,311,841
9,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – NPFG Insured	No Opt. Call	AA–	9,680,940
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
21,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	9,284,100
34,855	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	14,712,296
30,310	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA	12,144,611
7,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/26 – AMBAC Insured	12/17 at 100.00	A–	8,158,125
7,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A–	7,806,190
	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012:
865	5.000%, 5/01/21	No Opt. Call	Aa3	997,198
4,560	3.500%, 5/01/35	5/22 at 100.00	Aa3	4,514,628
2,640	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	CCC+	2,238,456
2,500	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, County College Facility Project, Series 2014B, 5.000%, 2/01/20	No Opt. Call	AA+	2,894,350

Nuveen Investments	27

NXJ	Nuveen New Jersey Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	April 30, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, Juvenile Detention Center Facility Project, Tender Option Bond Trust 1392:
$285	24.384%, 5/01/28 (WI/DD, Settling 5/07/15) (IF)	No Opt. Call	Aa1	$650,336
285	24.467%, 5/01/29 (WI/DD, Settling 5/07/15) (IF)	No Opt. Call	Aa1	652,579
200	24.467%, 5/01/30 (WI/DD, Settling 5/07/15) (IF)	No Opt. Call	Aa1	460,040
370	24.210%, 5/01/31 (WI/DD, Settling 5/07/15) (IF)	No Opt. Call	Aa1	850,848
385	24.344%, 5/01/32 (WI/DD, Settling 5/07/15) (IF)	No Opt. Call	Aa1	887,745
400	24.348%, 5/01/33 (WI/DD, Settling 5/07/15) (IF)	No Opt. Call	Aa1	925,180
415	24.467%, 5/01/34 (WI/DD, Settling 5/07/15) (IF)	No Opt. Call	Aa1	958,609
3,975	Union County Improvement Authority, New Jersey, Lease Revenue Refunding Bonds, City of Plainfield – Park Madison Redevelopment Project, Tender Option Trust 1145, 17.454%, 3/01/34 (IF) (4)	No Opt. Call	AA+	7,742,426
3,550	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	3,894,563
272,685	Total Tax Obligation/Limited			223,928,426
	Transportation – 27.1% (18.7% of Total Investments)
5,550	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/15 at 100.00	AA–	5,569,480
2,400	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2012A, 5.000%, 1/01/42	1/23 at 100.00	A1	2,674,368
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2014A:
1,285	5.000%, 1/01/34	1/24 at 100.00	A1	1,459,888
5,890	4.125%, 1/01/39	1/24 at 100.00	A1	6,154,049
7,800	5.000%, 1/01/44	1/24 at 100.00	A1	8,773,518
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2015:
440	3.000%, 7/01/27 – BAM Insured	7/25 at 100.00	AA	433,233
1,000	4.000%, 7/01/34 – BAM Insured	7/25 at 100.00	AA	1,028,610
2,820	4.000%, 7/01/35 – BAM Insured	7/25 at 100.00	AA	2,886,242
	Delaware River Joint Toll Bridge Commission, Pennsylvania, Revenue Bonds, Refunding Series 2012A:
2,115	5.000%, 7/01/24	7/22 at 100.00	A1	2,472,879
1,105	5.000%, 7/01/25	7/22 at 100.00	A1	1,281,347
650	4.000%, 7/01/26	7/22 at 100.00	A1	701,214
625	4.000%, 7/01/27	7/22 at 100.00	A1	667,737
	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E:
1,000	5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA	1,109,920
5,000	5.000%, 1/01/40	1/20 at 100.00	A	5,525,200
7,035	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013, 5.000%, 1/01/40	1/24 at 100.00	A	7,907,410
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
1,635	5.000%, 1/01/25	No Opt. Call	BBB	1,876,179
1,350	5.000%, 1/01/26	No Opt. Call	BBB	1,536,678
3,595	5.000%, 1/01/27	No Opt. Call	BBB	4,080,217
5,555	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.625%, 1/01/52 (Alternative Minimum Tax)	1/24 at 100.00	BBB–	6,225,600
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
1,000	5.125%, 9/15/23 (Alternative Minimum Tax)	9/15 at 100.00	B+	1,103,700
1,800	5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	B+	1,978,110
2,250	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	B+	2,536,807

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	New Jersey Transit Corporation, Grant Anticipation Notes, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Series 2014A:
$6,000	5.000%, 9/15/20	No Opt. Call	A	$6,849,360
5,750	5.000%, 9/15/21	No Opt. Call	A	6,625,437
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
30	6.500%, 1/01/16	No Opt. Call	A3	31,235
225	6.500%, 1/01/16 – AMBAC Insured	No Opt. Call	A3	234,265
510	6.500%, 1/01/16 – NPFG Insured	No Opt. Call	AA–	531,002
3,065	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA	3,759,958
7,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2009I, 5.000%, 1/01/35	1/20 at 100.00	A+	8,251,425
7,620	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	8,684,895
3,625	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.041%, 1/01/43 (IF) (4)	7/22 at 100.00	A+	5,066,844
2,100	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	2,339,169
2,750	Passaic County Improvement Authority, New Jersey, Revenue Bonds, Paterson Parking Deck Facility, Series 2005, 5.000%, 4/15/35 – AGM Insured	7/15 at 100.00	A2	2,759,432
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
11,000	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–	11,155,100
7,500	5.000%, 12/01/34	6/15 at 101.00	AA–	7,605,750
1,895	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.902%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA	2,552,262
7,225	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA–	8,159,698
6,700	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Seventh Series 2013, 4.000%, 1/15/43 (Alternative Minimum Tax)	1/23 at 100.00	AA–	6,717,353
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
19,655	5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	6/15 at 100.00	AA–	19,764,478
12,130	5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	6/15 at 100.00	AA–	12,166,511
167,180	Total Transportation			181,236,560
	U.S. Guaranteed – 15.5% (10.7% of Total Investments) (5)
	Gloucester County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2005A:
1,000	5.000%, 9/01/21 (Pre-refunded 9/01/15) – NPFG Insured	9/15 at 100.00	AA (5)	1,016,280
1,420	5.000%, 9/01/22 (Pre-refunded 9/01/15) – NPFG Insured	9/15 at 100.00	AA (5)	1,443,118
375	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 6.000%, 7/01/25 (Pre-refunded 7/01/15)	7/15 at 100.00	A– (5)	378,611
8,500	Jersey City, New Jersey, General Obligation Bonds, Series 2006A, 5.000%, 9/01/22 (Pre-refunded 9/01/16) – AMBAC Insured	9/16 at 100.00	A1 (5)	9,026,830
	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A:
7,005	5.000%, 6/15/26 (Pre-refunded 6/15/16)	6/16 at 100.00	AA+ (5)	7,375,424
1,785	5.000%, 6/15/27 (Pre-refunded 6/15/16)	6/16 at 100.00	AA+ (5)	1,879,391
95	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.500%, 6/15/16 (ETM)	No Opt. Call	Aaa	100,493
1,190	New Jersey Economic Development Authority, Revenue Bonds, Yeshiva Ktana of Passaic, Series 1993, 8.000%, 9/15/18 (ETM)	No Opt. Call	N/R (5)	1,342,855

Nuveen Investments	29

NXJ	Nuveen New Jersey Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	April 30, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
$2,625	5.000%, 9/01/37 (Pre-refunded 9/01/17) – AMBAC Insured	9/17 at 100.00	AAA	$2,880,990
5,435	5.000%, 9/01/37 (Pre-refunded 9/01/17)	9/17 at 100.00	AAA	5,965,021
3,080	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA– (5)	3,246,813
	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F:
1,225	5.000%, 7/01/16 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (5)	1,234,947
700	5.000%, 7/01/17 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (5)	705,684
2,000	5.000%, 7/01/18 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (5)	2,016,240
1,000	5.000%, 7/01/24 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (5)	1,008,120
1,695	5.000%, 7/01/32 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (5)	1,708,763
25	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 6.000%, 12/01/17 (ETM)	No Opt. Call	N/R (5)	27,603
	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B:
25	6.500%, 12/01/19 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	30,245
100	6.500%, 12/01/20 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	120,982
5	7.125%, 12/01/23 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	6,173
	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
4,465	5.000%, 9/15/18 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A– (5)	4,546,084
9,455	5.000%, 9/15/24 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A– (5)	9,626,703
3,000	5.000%, 9/15/28 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A– (5)	3,054,480
860	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36 (Pre-refunded 7/01/15)	7/15 at 100.00	BBB+ (5)	867,559
2,040	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36 (Pre-refunded 7/01/16)	7/16 at 100.00	A– (5)	2,151,466
1,340	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35 (Pre-refunded 7/01/16)	7/16 at 100.00	A– (5)	1,415,174
85	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006, 5.000%, 7/01/46 (Pre-refunded 7/01/16)	7/16 at 100.00	N/R (5)	89,644
3,805	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare’s Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	7/20 at 100.00	AA (5)	4,499,679
1,500	New Jersey Sports and Exposition Authority, Convention Center Luxury Tax Bonds, Series 2004, 5.500%, 3/01/22 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	1,861,320
7,045	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2005A, 5.000%, 9/15/18 (Pre-refunded 9/15/15) – FGIC Insured	9/15 at 100.00	AA– (5)	7,171,810
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B, 5.250%, 12/15/18 (Pre-refunded 12/15/15) – FGIC Insured	12/15 at 100.00	AA+ (5)	2,063,380
6,945	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 (Pre-refunded 6/15/15) – AGM Insured	6/15 at 100.00	AA+ (5)	6,986,601
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
15	6.500%, 1/01/16 (ETM)	No Opt. Call	A3 (5)	15,629
125	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (5)	130,244
265	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	276,117
950	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	989,919
275	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	286,536
120	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (5)	125,034
610	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	635,590
100	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (5)	104,195
30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$15,840	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2001A, 0.000%, 8/01/23 – NPFG Insured (ETM)	No Opt. Call	A3 (5)	$13,386,226
2,125	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/35 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	AA+ (5)	2,141,617
102,250	Total U.S. Guaranteed			103,939,590
	Utilities – 1.8% (1.2% of Total Investments)
1,510	Industrial Pollution Control Financing Authority of Cape May County (New Jersey), Pollution Control Revenue Refunding Bonds, 1991 Series A (Atlantic City Electric Company Project), 6.800%, 3/01/21 – NPFG Insured	No Opt. Call	AA–	1,837,051
	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy Partners, LLC Project, Series 2012A:
1,000	4.750%, 6/15/32 (Alternative Minimum Tax)	No Opt. Call	Baa3	1,040,080
1,225	5.125%, 6/15/43 (Alternative Minimum Tax)	6/22 at 100.00	Baa3	1,298,353
5,000	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010B, 5.600%, 11/01/34 (Alternative Minimum Tax)	5/20 at 100.00	A1	5,651,850
2,040	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A1	2,190,919
10,775	Total Utilities			12,018,253
	Water and Sewer – 6.2% (4.3% of Total Investments)
	Bergen County Utilities Authority, New Jersey, Water Pollution Control System Revenue Bonds, Refunding Series 2014:
540	3.000%, 12/15/28	12/24 at 100.00	AA–	525,393
515	3.000%, 12/15/29	12/24 at 100.00	AA–	496,970
1,000	3.125%, 12/15/30	12/24 at 100.00	AA–	967,590
1,000	3.125%, 12/15/31	12/24 at 100.00	AA–	957,040
	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012C:
1,460	5.000%, 10/01/23	No Opt. Call	A	1,732,494
15,670	4.250%, 10/01/47 (Alternative Minimum Tax)	10/22 at 100.00	A	15,895,648
1,680	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Series 2012A, 3.250%, 9/01/31	9/21 at 100.00	AAA	1,692,466
6,270	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Tender Option Bond Trust 4729, 7.418%, 9/01/21 (IF) (4)	No Opt. Call	AAA	8,109,430
1,650	New Jersey Water Supply Authority, Water Supply Authority Bonds, Manasquan Reservoir, Series 2005, 5.000%, 8/01/31 – NPFG Insured	8/15 at 100.00	AA	1,667,325
	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A:
3,820	5.000%, 6/01/27 – NPFG Insured	6/22 at 100.00	A	4,312,398
4,000	5.000%, 6/01/42 – NPFG Insured	6/22 at 100.00	A	4,355,200
660	Wanaque Valley Regional Sewer Authority, Passaic County, New Jersey, Sewer Revenue Refunding Bonds, Series 1993B, 5.750%, 9/01/18 – AMBAC Insured	No Opt. Call	A2	700,399
38,265	Total Water and Sewer			41,412,353
$971,210	Total Municipal Bonds (cost $912,064,123)			967,170,129

Nuveen Investments	31

NXJ	Nuveen New Jersey Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	April 30, 2015

Shares	Description (1)	Value
	COMMON STOCKS – 0.3% (0.2% of Total Investments)
	Airlines – 0.3% (0.2% of Total Investments)
46,862	American Airlines Group Inc., (6)	$2,262,732
	Total Common Stocks (cost $0)	2,262,732
	Total Long-Term Investments (cost $912,064,123)	969,432,861
	Variable Rate Demand Preferred Shares, at Liquidation Value – (46.9)% (7)	(313,900,000)
	Other Assets Less Liabilities – 1.9%	13,136,729
	Net Assets Applicable to Common Shares – 100%	$668,669,590

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)
On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(7)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.4%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

 See accompanying notes to financial statements.

32	Nuveen Investments

NJV
Nuveen New Jersey Municipal Value Fund
	Portfolio of Investments	April 30, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 103.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 101.0% (97.3% of Total Investments)
	Consumer Staples – 3.2% (3.0% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
$150	4.750%, 6/01/34	6/17 at 100.00	B2	$116,322
870	5.000%, 6/01/41	6/17 at 100.00	B2	684,307
1,020	Total Consumer Staples			800,629
	Education and Civic Organizations – 12.5% (12.1% of Total Investments)
110	Camden County Improvement Authority, New Jersey, Lease Revenue Bonds Rowan University School of Osteopathic Medicine Project, Series 2013A, 5.000%, 12/01/32	12/23 at 100.00	A	123,007
40	Gloucester County Improvement Authority, New Jersey, Revenue Bonds, Rowan University Projects, Series 2015A, 3.375%, 7/01/36 – AGM Insured	7/25 at 100.00	AA	38,125
115	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Refunding Series 2015, 5.000%, 3/01/25	No Opt. Call	A	139,672
45	New Jersey Economic Development Authority, Rutgers University General Obligation Lease Revenue Bonds, Tender Option Bond Trust 3359, 18.083%, 6/15/46 (IF) (4)	6/23 at 100.00	AA–	66,056
900	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding Series 2009A, 5.500%, 9/01/36	9/19 at 100.00	A2	1,025,892
155	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey City University, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	AA	173,476
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
50	5.000%, 7/01/32	7/21 at 100.00	BBB+	53,668
30	5.000%, 7/01/37	7/21 at 100.00	BBB+	32,081
75	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D, 5.000%, 7/01/38	7/23 at 100.00	A	82,790
1,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2009A, 5.625%, 6/01/30	6/19 at 100.00	AA	1,108,540
30	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	32,343
100	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (Alternative Minimum Tax)	12/22 at 100.00	A	108,590
100	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 4736, 11.649%, 12/01/23 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	108,048
60	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond Trust 3339, 17.903%, 5/01/43 (IF) (4)	5/23 at 100.00	AA–	90,142
2,810	Total Education and Civic Organizations			3,182,430
	Health Care – 19.2% (18.5% of Total Investments)
105	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A, 5.000%, 2/15/25	No Opt. Call	BBB+	120,561
100	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB+	114,015
105	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%,5.750%, 11/15/37	11/17 at 100.00	A	114,327
5	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.125%, 7/01/22	7/18 at 100.00	A+	5,529

Nuveen Investments	33

NJV	Nuveen New Jersey Municipal Value Fund
	Portfolio of Investments (continued)	April 30, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$2,000	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Series 2009A, 5.500%, 7/01/38 – AGC Insured (UB) (4)	7/19 at 100.00	AA	$2,231,900
100	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Palisades Medical Center Obligated Group Issue, Series 2013, 5.250%, 7/01/31	7/23 at 100.00	BBB	110,207
100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Refunding Series 2014A, 4.000%, 7/01/45	7/24 at 100.00	A	97,009
20	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2011, 5.000%, 7/01/21	No Opt. Call	A+	23,664
100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA	106,781
110	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital Issue, Series 2014A, 5.000%, 7/01/39	7/24 at 100.00	A	121,253
100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A	115,753
70	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	A–	79,621
750	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.000%, 7/01/18	No Opt. Call	BBB–	803,835
100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke’s Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37	8/23 at 100.00	A–	99,338
705	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A2	726,072
4,470	Total Health Care			4,869,865
	Housing/Multifamily – 6.5% (6.2% of Total Investments)
100	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Rowan Properties LLC – Rowan University Student Housing Project, Series 2015A, 5.000%, 1/01/48 (WI/DD, Settling 5/01/15)	1/25 at 100.00	BBB–	105,980
155	New Jersey Economic Development Authority, Revenue Bonds, West Campus Housing LLC – New Jersey City University Student Housing Project, Series 2015, 5.000%, 7/01/47	7/25 at 100.00	BBB–	160,619
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
100	5.750%, 6/01/31	6/20 at 100.00	Baa3	112,178
50	5.875%, 6/01/42	6/20 at 100.00	Baa3	55,919
1,000	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2009A, 4.950%, 5/01/41	11/19 at 100.00	AA–	1,018,560
60	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015A, 4.000%, 11/01/45	11/24 at 100.00	AA–	60,047
130	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015B, 1.000%, 11/01/17	No Opt. Call	AA–	129,999
1,595	Total Housing/Multifamily			1,643,302
	Housing/Single Family – 1.2% (1.2% of Total Investments)
305	New Jersey Housing & Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A, 4.500%, 10/01/29	10/21 at 100.00	Aa2	313,510
	Long-Term Care – 1.4% (1.3% of Total Investments)
160	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	165,323
15	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014, 5.250%, 1/01/44	1/24 at 100.00	N/R	15,695
140	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34	7/23 at 100.00	BBB–	148,415

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$20	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2014A, 5.000%, 7/01/29	7/24 at 100.00	BBB–	$21,641
335	Total Long-Term Care			351,074
	Tax Obligation/General – 9.7% (9.3% of Total Investments)
100	Bloomfield Township Board of Education, Essex County, New Jersey, General Obligation Bonds, Series 2011, 3.000%, 9/01/16	No Opt. Call	A	103,138
10	Hillsborough Township School District, Somerset County, New Jersey, General Obligation School Bonds, Series 2001, 5.375%, 10/01/16 – AGM Insured	No Opt. Call	AA	10,670
150	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2006, 5.000%, 12/01/15 – AMBAC Insured	No Opt. Call	N/R	153,818
	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2007:
50	5.000%, 12/01/15 – AMBAC Insured	No Opt. Call	N/R	51,264
150	5.000%, 12/01/16 – AMBAC Insured	No Opt. Call	N/R	159,202
200	Monroe Township Board of Education of Gloucester County, New Jersey, General Obligation Bond, Refunding Series 2014, 3.000%, 3/01/17	No Opt. Call	AA–	208,228
45	Monroe Township Board of Education, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2011, 4.000%, 9/15/15	No Opt. Call	AA–	45,603
110	Monroe Township Board of Education, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2015, 5.000%, 3/01/38	3/25 at 100.00	AA–	125,296
20	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Parking Utility, Refunding Series 2014A, 5.000%, 1/01/37	1/24 at 100.00	AA+	22,609
500	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 6.750%, 12/01/38 – AGC Insured	12/19 at 100.00	A3	595,725
30	North Bergen Township, New Jersey, General Obligation Bonds, General Improvement Series 2009, 4.000%, 2/01/17	No Opt. Call	AA–	31,679
350	South Brunswick Township Board of Education, Middlesex County, New Jersey, General Obligation Bonds, Refunding School Series 2014, 3.000%, 8/01/15	No Opt. Call	AA+	352,496
25	South Brunswick Township, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2014, 3.000%, 9/01/17	No Opt. Call	AA	26,228
100	Sussex County, New Jersey, General Obligation Bonds, Refunding Series 2014, 4.000%, 2/15/22	No Opt. Call	AA+	113,371
80	The Board of Education of the Township of Mount Olive, Morris County, New Jersey School Bonds, Refunding Series 2014, 2.000%, 1/15/16	No Opt. Call	AA	80,978
150	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covantan Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	163,933
170	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011A, 5.000%, 6/15/41	6/21 at 100.00	AA+	189,694
25	Washington Borough, Warren County, New Jersey, General Obligation Bonds, Series 2008, 4.500%, 3/01/17 – AGM Insured	No Opt. Call	A2	26,628
2,265	Total Tax Obligation/General			2,460,560
	Tax Obligation/Limited – 29.7% (28.6% of Total Investments)
250	Burlington County Bridge Commission, New Jersey, Governmental Leasing Program Revenue Bonds, County Guaranteed, Refunding Series 2014, 3.000%, 8/15/16	No Opt. Call	AA	258,210
285	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	354,266
630	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB+	692,080

Nuveen Investments	35

NJV	Nuveen New Jersey Municipal Value Fund
	Portfolio of Investments (continued)	April 30, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
$250	5.000%, 6/15/25	6/22 at 100.00	BBB+	$279,872
400	5.000%, 6/15/28	No Opt. Call	BBB+	438,012
700	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A–	753,879
2,000	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2009A, 5.750%, 10/01/31	10/19 at 100.00	A–	2,276,600
3,380	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A, 0.000%, 12/15/39	No Opt. Call	A–	967,491
1,300	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	B	91,546
110	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, Juvenile Detention Center Facility Project, Tender Option Bond Trust 1392, 23.818%, 5/01/30 (WI/DD, Settling 5/07/15) (IF)	No Opt. Call	Aa1	249,121
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2009A-1, 5.000%, 10/01/39	10/19 at 100.00	BBB	1,063,850
105	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	114,442
10,410	Total Tax Obligation/Limited			7,539,369
	Transportation – 10.7% (10.4% of Total Investments)
250	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/15 at 100.00	AA–	250,878
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2014A:
150	4.125%, 1/01/39	1/24 at 100.00	A1	156,724
200	5.000%, 1/01/44	1/24 at 100.00	A1	224,962
300	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/27	No Opt. Call	BBB	340,491
190	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.625%, 1/01/52 (Alternative Minimum Tax)	1/24 at 100.00	BBB–	212,937
80	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	B+	90,198
200	New Jersey Transit Corporation, Grant Anticipation Notes, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Series 2014A, 5.000%, 9/15/15	No Opt. Call	A	203,532
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
35	6.500%, 1/01/16	No Opt. Call	A3	36,441
10	6.500%, 1/01/16 – AMBAC Insured	No Opt. Call	A3	10,412
765	New Jersey Turnpike Authority, Revenue Bonds, Series 2009E, 5.250%, 1/01/40	1/19 at 100.00	A+	847,651
315	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA–	355,752
2,495	Total Transportation			2,729,978
	U.S. Guaranteed – 5.5% (5.3% of Total Investments) (5)
140	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.500%, 6/15/16 – RAAI Insured (ETM)	No Opt. Call	Aaa	148,095
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36 (Pre-refunded 7/01/16)	7/16 at 100.00	A– (5)	1,054,640
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
35	6.500%, 1/01/16 (ETM)	No Opt. Call	A3 (5)	36,468
85	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	88,572
45	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	46,888
30	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	31,259
1,335	Total U.S. Guaranteed			1,405,922

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 1.4% (1.4% of Total Investments)
$300	Industrial Pollution Control Financing Authority of Cape May County (New Jersey), Pollution Control Revenue Refunding Bonds, 1991 Series A (Atlantic City Electric Company Project), 6.800%, 3/01/21 – NPFG Insured	No Opt. Call	AA–	$364,977
$27,340	Total Municipal Bonds (cost $23,295,013)			25,661,616

Shares	Description			Value
	COMMON STOCKS – 2.8% (2.7% of Total Investments)
	Airlines – 2.8% (2.7% of Total Investments)
15,008	American Airlines Group Inc., (6)			724,661
	Total Common Stocks (cost $207,228)			724,661
	Total Long-Term Investments (cost $23,502,241)			26,386,277
	Floating Rate Obligations – (5.9)%			(1,500,000)
	Other Assets Less Liabilities – 2.1%			543,772
	Net Assets Applicable to Common Shares – 100%			$25,430,049

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)
On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	37

NQP
Nuveen Pennsylvania Investment Quality Municipal Fund
	Portfolio of Investments	April 30, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 147.7% (100.0% of Total Investments)
	MUNICIPAL BONDS – 147.7% (100.0% of Total Investments)
	Consumer Staples – 0.4% (0.3% of Total Investments)
$2,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)	No Opt. Call	AA–	$2,454,220
	Education and Civic Organizations – 23.1% (15.6% of Total Investments)
1,500	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28	No Opt. Call	Baa3	1,771,710
5,020	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2013, 5.000%, 3/01/28	3/23 at 100.00	AA–	5,830,428
	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Duquesne University, Series 2013A:
1,000	5.000%, 3/01/33	3/23 at 100.00	A2	1,109,210
2,865	3.500%, 3/01/34	3/23 at 100.00	A2	2,707,139
2,610	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A, 4.750%, 2/15/26	2/16 at 100.00	Baa3	2,627,383
1,440	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BBB–	1,533,024
1,020	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014, 5.000%, 5/01/37	5/24 at 100.00	Baa3	1,103,936
750	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern University, Series 2006, 4.500%, 10/01/27 – RAAI Insured	10/16 at 100.00	AA	761,108
	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3:
1,855	5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	AA	1,902,581
500	5.000%, 5/01/35 – RAAI Insured	5/17 at 100.00	AA	511,855
	Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Student Cooperative Association Inc./Indiana University of Pennsylvania – Student Union Project, Series 1999B:
815	0.000%, 11/01/15 – AMBAC Insured	No Opt. Call	N/R	810,338
815	0.000%, 11/01/16 – AMBAC Insured	No Opt. Call	N/R	791,797
815	0.000%, 11/01/17 – AMBAC Insured	No Opt. Call	N/R	768,113
815	0.000%, 11/01/18 – AMBAC Insured	No Opt. Call	N/R	744,193
815	0.000%, 11/01/19 – AMBAC Insured	No Opt. Call	N/R	721,593
5,235	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 5.000%, 5/01/32	5/22 at 100.00	A	5,678,351
2,390	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2006, 4.500%, 4/01/30 – RAAI Insured	4/16 at 100.00	AA	2,415,716
2,155	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010, 5.625%, 4/01/40	4/20 at 100.00	BBB	2,327,874
835	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	AA	857,762
1,465	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Holy Family University, Series 2013A, 6.500%, 9/01/38	9/23 at 100.00	BBB–	1,626,355
	Pennsylvania Higher Educational Facilities Authority, Bryn Mawr College Revenue Bonds, Series 2014:
2,545	5.000%, 12/01/38	12/24 at 100.00	AA	2,916,010
2,080	5.000%, 12/01/44	12/24 at 100.00	AA	2,353,894
10,750	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	Aa3	11,790,921

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$1,195	Pennsylvania Higher Educational Facilities Authority, Philadelphia University Refunding Revenue Bonds, Refunding Series 2013, 5.000%, 6/01/32	6/23 at 100.00	BBB	$1,265,816
2,400	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College Project, Series 2011R-1, 5.000%, 11/01/35	11/21 at 100.00	A	2,568,840
3,225	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	3,335,843
6,220	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – NPFG Insured	11/17 at 100.00	AA–	6,725,624
1,500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2011A, 5.250%, 5/01/41	5/21 at 100.00	A	1,659,825
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Gwynedd Mercy College, Series 2012-KK1, 5.375%, 5/01/42	5/22 at 100.00	BBB	1,085,740
320	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2012, 4.000%, 5/01/32	11/22 at 100.00	BBB+	317,162
8,370	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – NPFG Insured	4/16 at 100.00	AA–	8,735,351
2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2012, 5.000%, 4/01/42	4/22 at 100.00	Aa3	2,217,880
2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2010, 5.000%, 3/01/40	3/20 at 100.00	A1	2,145,200
760	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A1	840,408
7,125	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2015A, 5.250%, 9/01/50	3/25 at 100.00	A1	7,904,190
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
1,030	4.000%, 11/01/39	11/22 at 100.00	A3	1,043,874
4,300	5.000%, 11/01/42	11/22 at 100.00	A3	4,764,228
1,310	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2015A, 5.000%, 11/01/36	11/25 at 100.00	A3	1,461,934
1,540	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2013A, 5.500%, 7/15/38	No Opt. Call	A–	1,709,277
1,585	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, York College Project, Series 2005EE1, 5.250%, 11/01/27 – SYNCORA GTY Insured	11/15 at 100.00	A	1,622,628
6,500	Pennsylvania State University, General Revenue Bonds, Series 2005, 5.000%, 9/01/29	9/15 at 100.00	AA	6,597,825
3,005	Pennsylvania State University, General Revenue Bonds, Series 2010, 5.000%, 3/01/35	3/20 at 100.00	AA	3,423,026
10,600	Pennsylvania State University, General Revenue Bonds, Tender Option Bond Trust 2015-XF0071, 4.500%, 8/15/36 (UB)	8/16 at 100.00	AA	11,019,972
1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36 (6)	7/15 at 100.00	N/R	699,950
4,500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Performing Arts Charter School, Series 2013, 6.750%, 6/15/43	6/20 at 100.00	BB–	4,611,690
500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006, 6.250%, 5/01/33	5/16 at 100.00	BB+	505,235
5,000	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Northampton County Area Community College, Series 2011, 5.500%, 3/01/31	3/21 at 100.00	A1	5,802,300
1,100	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	1,201,728
128,175	Total Education and Civic Organizations			136,926,837

Nuveen Investments	39

NQP	Nuveen Pennsylvania Investment Quality Municipal Fund
	Portfolio of Investments (continued)	April 30, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care – 30.4% (20.6% of Total Investments)
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A:
$2,300	5.000%, 4/01/25	7/15 at 100.00	Ba3	$2,300,207
4,160	5.125%, 4/01/35	7/15 at 100.00	Ba3	4,157,254
	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health System, Inc., Series 2012:
4,010	5.000%, 5/15/26	5/21 at 100.00	A+	4,573,686
1,910	5.000%, 5/15/27	5/21 at 100.00	A+	2,161,318
2,000	5.000%, 5/15/28	5/21 at 100.00	A+	2,256,020
3,300	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital and Medical Center Project, Series 2012A, 4.500%, 11/01/41	5/22 at 100.00	AA–	3,408,042
4,000	Central Bradford Progress Authority, Pennsylvania, Revenue Bonds, Guthrie Health, Refunding Series 2011, 5.375%, 12/01/41	12/21 at 100.00	AA–	4,551,000
4,100	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2011, 7.000%, 11/15/46	11/21 at 100.00	A–	4,972,685
1,595	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	AA	1,754,963
3,400	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	3,647,996
1,500	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/28	7/23 at 100.00	BBB	1,617,675
3,000	Erie County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Saint Vincent Health Center Project, Series 2010A, 7.000%, 7/01/27	7/20 at 100.00	Ba2	3,202,560
850	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	Aa3	901,459
6,840	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	7/20 at 100.00	A+	7,514,287
500	Fulton County, Pennsylvania, Industrial Development Authority Hospital Revenue Bonds, Fulton County Medical Center Project, Series 2006, 5.900%, 7/01/40	7/16 at 100.00	N/R	507,390
4,555	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2014A, 5.000%, 6/01/41	6/24 at 100.00	AA	5,097,774
1,370	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A, 6.000%, 6/01/39	6/23 at 100.00	Baa3	1,551,087
3,385	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds, Lancaster General Hospital Project, Tender Option Bond Trust 2015-XF0064, 13.562%, 1/01/36 (IF)	1/22 at 100.00	AA–	4,314,724
3,775	Lancaster County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, The Lancaster General Hospital Project, Series 2007A, 5.000%, 3/15/26	3/17 at 100.00	AA–	4,039,590
	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Series 2002:
250	5.800%, 11/15/22	7/15 at 100.00	B+	250,183
9,040	5.900%, 11/15/28	4/15 at 100.00	B+	9,047,142
7,660	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2008A, 5.000%, 7/01/33 – AGM Insured	7/18 at 100.00	AA	8,201,102
3,780	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2012B, 4.000%, 7/01/43	No Opt. Call	A+	3,764,011
	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007:
9,850	5.000%, 11/01/30 – AGC Insured	11/17 at 100.00	AA	10,654,448
2,180	5.000%, 11/01/37 – AGC Insured	11/17 at 100.00	AA	2,360,569
4,600	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2012, 4.000%, 11/01/32	No Opt. Call	A	4,601,472

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A:
$6,000	5.500%, 7/01/28	7/19 at 100.00	A–	$6,549,059
2,700	5.750%, 7/01/39	7/19 at 100.00	A–	2,936,358
	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2012A:
365	4.000%, 1/01/25	1/22 at 100.00	A	383,633
3,000	5.000%, 1/01/41	1/22 at 100.00	A	3,214,740
1,660	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	A	1,716,672
3,730	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/31	6/22 at 100.00	A	4,121,426
1,115	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	1,266,540
925	Montgomery County Industrial Development Authority, Pennsylvania, Health Facilities Revenue Bonds, Jefferson Health System, Series 2012A, 5.000%, 10/01/41	4/22 at 100.00	AA	1,004,846
	Northampton County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Saint Lukes Hospital Project, Series 2008A:
1,235	5.250%, 8/15/23	8/18 at 100.00	A–	1,370,825
2,000	5.500%, 8/15/35	8/18 at 100.00	A–	2,213,100
4,205	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	Baa2	4,886,336
4,000	Pennsylvania Economic Development Financing Authority, Revenue Bonds, University of Pittsburgh Medical Center Health System, Series 2013A, 5.000%, 7/01/43	7/23 at 100.00	Aa3	4,419,960
3,100	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	AA–	3,417,781
2,440	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children’s Hospital of Philadelphia, Tender Option Bond Trust 2015-XF0114, 13.553%, 7/01/19 (IF)	No Opt. Call	AA	3,188,324
4,650	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BB+	4,943,508
	Pocono Mountains Industrial Park Authority, Pennsylvania, Hospital Revenue Bonds, Saint Luke’s Hospital -Monroe Project, Series 2015A:
3,000	5.000%, 8/15/40	2/25 at 100.00	A–	3,306,090
1,300	4.000%, 8/15/45	2/25 at 100.00	A–	1,261,026
640	Saint Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2010A, 5.000%, 11/15/40	11/20 at 100.00	AA	710,067
	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005:
500	5.000%, 12/01/25 – RAAI Insured	12/15 at 100.00	AA	507,835
1,000	5.000%, 12/01/27 – RAAI Insured	12/15 at 100.00	AA	1,014,730
700	5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	AA	709,856
1,415	5.000%, 12/01/30 – RAAI Insured	12/15 at 100.00	AA	1,434,343
3,000	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated Group, Series 2014A, 5.000%, 6/01/44	6/24 at 100.00	Aa3	3,330,300
	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011:
3,130	6.875%, 8/01/31	8/21 at 100.00	BBB+	3,736,844
2,500	7.000%, 8/01/41	8/21 at 100.00	BBB+	2,981,975
3,470	Washington County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, The Washington Hospital Project, Series 2013A, 5.000%, 7/01/28	7/23 at 100.00	BBB+	3,808,464

Nuveen Investments	41

NQP	Nuveen Pennsylvania Investment Quality Municipal Fund
	Portfolio of Investments (continued)	April 30, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011:
$325	6.250%, 1/01/31	1/21 at 100.00	AA	$390,179
4,555	6.500%, 1/01/36	1/21 at 100.00	AA	5,480,303
	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B:
1,500	5.625%, 1/01/32	1/22 at 100.00	AA	1,772,115
1,970	5.750%, 1/01/41	1/22 at 100.00	AA	2,313,370
575	Westmoreland County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Excela Health Project, Series 2010A, 5.125%, 7/01/30	7/20 at 100.00	A3	627,469
164,615	Total Health Care			180,426,718
	Housing/Multifamily – 4.1% (2.8% of Total Investments)
160	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue Bonds, University Student Housing, LLC Project at West Chester University Series 2013A, 5.000%, 8/01/45	8/23 at 100.00	Baa3	170,219
1,235	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/46	No Opt. Call	BBB–	1,299,146
1,900	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2015, 5.000%, 7/01/47 (WI/DD, Settling 5/05/15)	7/25 at 100.00	BBB–	2,006,913
1,300	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	Baa3	1,416,103
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for Student Housing at Indiana University, Project Series 2012A:
1,000	5.000%, 7/01/27	7/22 at 100.00	BBB+	1,102,680
750	5.000%, 7/01/32	7/22 at 100.00	BBB+	808,913
370	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Shippensburg University Student Services, Inc. Student Housing Project at Shippensburg University of Pennsylvania, Series 2012, 5.000%, 10/01/44	No Opt. Call	BBB–	385,281
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc. Student Housing Project, Series 2005A:
2,035	5.000%, 7/01/19 – SYNCORA GTY Insured	7/15 at 100.00	BBB	2,046,600
8,025	5.000%, 7/01/37 – SYNCORA GTY Insured	7/15 at 100.00	BBB	8,042,012
5,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Series 2007A, 5.000%, 7/01/39 – SYNCORA GTY Insured	7/17 at 100.00	BBB	5,066,300
1,760	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	1,791,258
23,535	Total Housing/Multifamily			24,135,425
	Housing/Single Family – 4.6% (3.1% of Total Investments)
1,455	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-96B, 3.950%, 4/01/16	No Opt. Call	AA+	1,495,769
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A:
1,355	4.600%, 10/01/27 (Alternative Minimum Tax)	10/16 at 100.00	AA+	1,400,271
2,455	4.600%, 10/01/27 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	2,537,021
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
4,595	3.300%, 10/01/32	No Opt. Call	AA+	4,440,792
2,265	3.650%, 10/01/37	No Opt. Call	AA+	2,258,069
2,655	3.700%, 10/01/42	No Opt. Call	AA+	2,601,077
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-116B:
2,330	3.950%, 10/01/40	10/24 at 100.00	AA+	2,307,772
3,315	4.000%, 4/01/45	10/24 at 100.00	AA+	3,291,994
1,050	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bond Trust 2015-XF0066, 14.221%, 4/01/29 (Alternative Minimum Tax) (IF)	10/22 at 100.00	AA+	1,231,325

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 2015-XF0109:
$4,150	12.317%, 4/01/27 (IF) (4)	4/21 at 100.00	AA+	$4,839,191
600	10.434%, 4/01/33 (IF) (4)	10/22 at 100.00	AA+	625,362
26,225	Total Housing/Single Family			27,028,643
	Industrials – 1.1% (0.7% of Total Investments)
750	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, United States Steel Corporation, Series 2005, 5.500%, 11/01/16	No Opt. Call	BB–	782,813
	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Amtrak Project, Series 2012A:
2,495	5.000%, 11/01/23 (Alternative Minimum Tax)	11/22 at 100.00	A1	2,840,558
545	5.000%, 11/01/27 (Alternative Minimum Tax)	11/22 at 100.00	A1	600,863
2,000	5.000%, 11/01/41 (Alternative Minimum Tax)	11/22 at 100.00	A1	2,144,600
5,790	Total Industrials			6,368,834
	Long-Term Care – 5.0% (3.4% of Total Investments)
	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, Lutheran Community at Telford Center, Series 2007:
470	5.750%, 1/01/27	1/17 at 100.00	N/R	479,315
760	5.750%, 1/01/37	1/17 at 100.00	N/R	769,994
5,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.375%, 1/01/39	1/19 at 100.00	BBB+	5,531,549
6,505	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007, 5.000%, 1/01/36	1/17 at 100.00	BBB+	6,625,017
2,030	Delaware County Authority, Revenue Bonds, Elwyn, Inc. Project, Series 2010, 5.000%, 6/01/21	6/17 at 100.00	BBB	2,138,544
640	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Villages Project, Series 2015, 5.000%, 11/01/35	5/25 at 100.00	A	713,280
530	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc., Series 2012, 5.000%, 4/01/33	4/22 at 100.00	BB+	546,223
370	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 6.375%, 7/01/30	7/17 at 100.00	N/R	387,238
	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013:
1,000	5.375%, 5/01/28	5/23 at 100.00	BBB	1,081,400
1,665	5.750%, 5/01/35	5/23 at 100.00	BBB	1,819,362
1,500	Langhorne Manor Boro Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Woods Services Project, Series 2013, 4.000%, 11/15/38	11/18 at 100.00	A–	1,496,565
2,115	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, ACTS Retirement-Life Communities, Inc., Series 2012, 5.000%, 11/15/26	5/22 at 100.00	A–	2,302,347
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Corporation for the Aging Project, Series 2001B:
1,420	5.250%, 7/01/23 – AMBAC Insured	7/15 at 100.00	BBB	1,424,828
1,500	5.250%, 7/01/26 – AMBAC Insured	7/15 at 100.00	BBB	1,504,470
2,875	5.250%, 7/01/31 – AMBAC Insured	7/15 at 100.00	BBB	2,882,590
28,380	Total Long-Term Care			29,702,722
	Materials – 1.6% (1.1% of Total Investments)
2,940	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	2,997,359
6,110	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	6,297,332
9,050	Total Materials			9,294,691

Nuveen Investments	43

NQP	Nuveen Pennsylvania Investment Quality Municipal Fund
	Portfolio of Investments (continued)	April 30, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 28.0% (19.0% of Total Investments)
$3,930	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65, 5.375%, 5/01/31 Allegheny County, Pennsylvania, General Obligation Bonds, Series 2013C-72:	5/21 at 100.00	AA–	$4,574,009
2,780	5.250%, 12/01/32	12/23 at 100.00	AA–	3,191,329
2,000	5.250%, 12/01/33	12/23 at 100.00	AA–	2,295,920
	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014C-74:
1,750	5.000%, 12/01/32	12/24 at 100.00	AA–	1,991,185
1,285	5.000%, 12/01/34	12/24 at 100.00	AA–	1,458,706
5,100	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012, 5.000%, 12/01/37	12/22 at 100.00	AA–	5,677,524
6,025	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.000%, 8/01/29	8/19 at 100.00	Aa2	6,843,014
3,000	Bristol Township School District, Bucks County, Pennsylvania, General Obligation Bonds, Series 2013, 5.250%, 6/01/43	6/23 at 100.00	A1	3,414,420
	Canon-McMillan School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2014D:
3,000	5.000%, 12/15/37	12/24 at 100.00	AA	3,391,110
1,075	5.000%, 12/15/38 – BAM Insured	12/24 at 100.00	AA	1,213,256
1,100	5.000%, 12/15/39	12/24 at 100.00	AA	1,241,471
	Centre County, Pennsylvania, General Obligation Bonds, Series 2012B:
310	4.000%, 7/01/24	7/20 at 100.00	AA	335,541
1,430	4.000%, 7/01/25	7/20 at 100.00	AA	1,538,065
915	4.000%, 7/01/26	7/20 at 100.00	AA	974,969
10,000	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2002, 5.750%, 7/01/17 (UB)	No Opt. Call	A+	10,975,800
7,450	Erie City School District, Erie County, Pennsylvania, General Obligation Bonds, Series 2000, 0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	N/R	4,135,570
6,680	Gateway School District, Allegheny County, Pennsylvania, General Obligation Bonds, Refunding Series 2012, 4.000%, 10/15/32	10/22 at 100.00	Aa3	6,913,666
1,050	Hampton Township School District, Allegheny County, Pennsylvania, General Obligation Bonds, Refunding Series 2011A, 4.000%, 11/15/18	No Opt. Call	AA–	1,150,023
2,000	Hempfield School District, Lancaster County, Pennsylvania, General Obligation Bonds, Series 2011A, 4.000%, 10/15/15	No Opt. Call	Aa2	2,034,560
260	Lower Merion School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2007, 5.000%, 9/01/23	9/17 at 100.00	Aaa	285,550
1,260	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2003C, 5.250%, 12/15/16 – FGIC Insured	No Opt. Call	AA–	1,333,521
2,000	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2008B, 5.000%, 12/15/27 – AGM Insured	6/18 at 100.00	AA	2,179,340
2,620	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Insured Series 2013C, 5.500%, 1/01/30 – AGM Insured	1/24 at 100.00	AA	3,079,469
5,000	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 5.000%, 6/01/33 – AGM Insured	12/16 at 100.00	AA	5,281,200
9,665	Pennsylvania State, General Obligation Bonds, Tender Option Bonds 2015-XF0084, 12.660%, 9/01/16 (IF)	No Opt. Call	AA–	11,703,542
3,925	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	AA–	4,481,644
1,555	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2011D, 4.000%, 9/01/15	No Opt. Call	A+	1,574,562
3,345	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A+	4,016,040
1,425	Pine-Richland School District, Pennsylvania, General Obligation Bonds, Refunding Series 2014B, 3.375%, 11/01/33	11/24 at 100.00	AA–	1,424,801

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$9,700	Pine-Richland School District, Pennsylvania, General Obligation Bonds, School Improvement Series 2005, 5.000%, 7/15/35 – AGM Insured	7/15 at 100.00	AA	$9,782,159
745	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014A, 5.000%, 9/01/25 – BAM Insured	9/22 at 100.00	AA	864,230
3,000	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Refunding Bonds, Series 2002A, 5.500%, 9/01/15 – AGM Insured	No Opt. Call	AA	3,053,100
	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B:
2,590	5.000%, 9/01/25	9/22 at 100.00	A+	3,013,284
6,790	5.000%, 9/01/26	9/22 at 100.00	A+	7,830,907
2,925	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.250%, 9/01/16 – AGM Insured	No Opt. Call	AA	3,111,908
2,510	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2012, 3.000%, 2/15/34	2/18 at 100.00	Aa1	2,448,179
1,635	Radnor Township, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/37	11/22 at 100.00	Aa1	1,689,625
11,440	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2003B, 0.000%, 1/15/32 – FGIC Insured	No Opt. Call	AA–	6,144,310
515	Richland School District, Cambria County, Pennsylvania, General Obligation Bonds, Series 2014A, 3.650%, 11/15/34 – BAM Insured	11/24 at 100.00	AA	518,564
1,245	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	1,310,201
1,255	Scranton, Pennsylvania, General Obligation Bonds, Series 2012C, 7.250%, 9/01/22	No Opt. Call	N/R	1,273,386
1,150	South Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014, 3.375%, 8/01/32 – BAM Insured	2/20 at 100.00	AA	1,159,534
21,000	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.500%, 6/01/28 – AGM Insured (UB) (4)	No Opt. Call	AA	25,356,240
158,435	Total Tax Obligation/General			166,265,434
	Tax Obligation/Limited – 11.1% (7.5% of Total Investments)
2,000	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23	7/15 at 101.00	N/R	2,025,520
1,475	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa2	1,578,250
300	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Series 2013B, 4.000%, 6/01/15	No Opt. Call	A+	300,996
1,500	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009C, 5.125%, 10/01/36 – AGC Insured	10/19 at 100.00	AA	1,698,495
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,670	5.250%, 1/01/36	1/22 at 100.00	A	1,850,794
655	5.125%, 1/01/42	1/22 at 100.00	A	715,758
	Harrisburg Redevelopment Authority, Dauphin County, Pennsylvania, Guaranteed Revenue Bonds, Series 1998B:
1,750	0.000%, 5/01/22 – AGM Insured	5/16 at 75.56	AA	1,206,643
2,750	0.000%, 11/01/22 – AGM Insured	5/16 at 73.64	AA	1,846,488
2,750	0.000%, 5/01/23 – AGM Insured	5/16 at 71.71	AA	1,791,130
1,760	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33	7/24 at 100.00	N/R	1,838,003
5,000	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012A, 5.000%, 7/01/16	No Opt. Call	Aaa	5,275,350
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A:
1,755	0.000%, 12/01/34	12/20 at 100.00	AA–	1,857,527
3,900	5.000%, 12/01/38	12/19 at 100.00	AA–	4,181,619
3,180	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2012A, 5.000%, 12/01/31	12/21 at 100.00	AA–	3,527,351

Nuveen Investments	45

NQP	Nuveen Pennsylvania Investment Quality Municipal Fund
	Portfolio of Investments (continued)	April 30, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$7,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2013B-1, 5.250%, 12/01/43	12/23 at 100.00	AA–	$8,018,780
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A:
2,650	0.000%, 12/01/37	No Opt. Call	AA–	2,044,343
4,000	0.000%, 12/01/44	No Opt. Call	AA–	3,079,160
4,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2011B, 5.000%, 12/01/41	12/21 at 100.00	AA–	4,384,600
5,125	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Lien Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/18 at 100.00	AA	5,692,133
2,200	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2005A, 5.250%, 7/15/18 – AGM Insured	No Opt. Call	AA	2,481,050
3,820	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2012, 5.000%, 2/01/26 – AGC Insured	8/22 at 100.00	AA	4,325,959
	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
4,225	5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	CCC+	4,276,165
565	5.250%, 7/01/33 – NPFG Insured	No Opt. Call	AA–	584,639
435	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	AA–	450,938
470	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2006A, 5.450%, 7/01/35	7/17 at 100.00	N/R	478,498
64,935	Total Tax Obligation/Limited			65,510,189
	Transportation – 11.4% (7.7% of Total Investments)
3,280	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A	3,624,531
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
1,270	5.000%, 1/01/22	No Opt. Call	BBB	1,465,148
2,425	5.000%, 1/01/23	No Opt. Call	BBB	2,811,691
2,310	5.000%, 1/01/24	No Opt. Call	BBB	2,664,516
205	5.000%, 1/01/25	No Opt. Call	BBB	235,240
2,035	Lehigh-Northampton Airport Authority, Pennsylvania, Airport Revenue Bonds, Lehigh Valley Airport System, Series 2000A, 6.000%, 5/15/30 – NPFG Insured (Alternative Minimum Tax)	5/15 at 100.00	A3	2,037,198
3,980	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Series 2013A, 5.250%, 1/01/44 – AGM Insured	1/24 at 100.00	AA	4,408,845
12,100	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	13,221,186
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A:
3,820	5.000%, 12/01/22 – AMBAC Insured	6/16 at 100.00	A+	4,004,926
6,700	5.000%, 12/01/24 – AMBAC Insured	6/16 at 100.00	A+	7,022,873
3,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2014C, 5.000%, 12/01/44	No Opt. Call	A+	3,348,180
2,450	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2010B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	2,690,933
2,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	2,335,560
9,100	Philadelphia Airport System, Pennsylvania, Revenue Bonds, Series 2005A, 4.750%, 6/15/35 – NPFG Insured (Alternative Minimum Tax)	6/15 at 100.00	AA–	9,111,283
1,865	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.250%, 6/15/28	6/20 at 100.00	A+	2,121,046
2,000	Pittsburgh Public Parking Authority, Pennsylvania, Parking Revenue Bonds, Series 2005B, 5.000%, 12/01/23 – FGIC Insured	12/15 at 100.00	AA–	2,045,940
2,080	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	7/15 at 100.00	AA–	2,040,667

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$2,250	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2007, 5.250%, 6/01/39 – RAAI Insured	6/17 at 100.00	AA	$2,229,840
62,870	Total Transportation			67,419,603
	U.S. Guaranteed – 10.7% (7.2% of Total Investments) (5)
315	Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16 (ETM)	No Opt. Call	N/R (5)	324,094
	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
3,910	5.000%, 8/01/23 (Pre-refunded 8/01/16) – AMBAC Insured	8/16 at 100.00	A+ (5)	4,137,210
1,920	5.000%, 8/01/24 (Pre-refunded 8/01/16) – AMBAC Insured	8/16 at 100.00	A+ (5)	2,031,571
1,875	Heidelberg, Lebanon County, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series 2011, 5.125%, 12/01/46 (Pre-refunded 12/01/16)	12/16 at 100.00	AA– (5)	2,013,263
	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006:
1,550	5.000%, 11/01/26 (Pre-refunded 11/01/16)	11/16 at 100.00	A (5)	1,652,300
1,565	5.000%, 11/01/31 (Pre-refunded 11/01/16)	11/16 at 100.00	A (5)	1,668,290
1,050	5.000%, 11/01/36 (Pre-refunded 11/01/16)	11/16 at 100.00	A (5)	1,119,300
1,000	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, Hill School, Series 2005, 5.000%, 8/15/27 (Pre-refunded 8/15/15) – NPFG Insured	8/15 at 100.00	A1 (5)	1,014,000
2,115	Owen J. Roberts School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 5/15/24 (Pre-refunded 5/15/16) – AGM Insured	5/16 at 100.00	Aa2 (5)	2,219,185
170	Pennsylvania Higher Educational Facilities Authority, College Revenue Bonds, Ninth Series 1976, 7.625%, 7/01/15 (ETM)	No Opt. Call	Aaa	172,135
4,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania, Series 2005C, 5.000%, 7/15/38 (Pre-refunded 7/15/15)	7/15 at 100.00	AA+ (5)	4,039,040
5,060	Pennsylvania, General Obligation Bonds, First Series 2006, 5.000%, 10/01/18 (Pre-refunded 10/01/16)	10/16 at 100.00	AA– (5)	5,390,570
1,500	Pennsylvania, General Obligation Bonds, Second Series 2005, 5.000%, 1/01/18 (Pre-refunded 1/01/16)	1/16 at 100.00	AA– (5)	1,548,195
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A:
1,550	5.250%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (5)	1,664,003
1,650	5.375%, 1/01/32 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (5)	1,774,773
465	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	534,401
7,165	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (5)	8,403,757
2,575	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Presbyterian Medical Center of Philadelphia, Series 1993, 6.650%, 12/01/19 (ETM)	No Opt. Call	AA+ (5)	2,927,749
	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2005A:
4,150	5.000%, 7/01/23 (Pre-refunded 7/01/15) – AGM Insured	7/15 at 100.00	AA (5)	4,183,906
4,575	5.000%, 7/01/28 (Pre-refunded 7/01/15) – AGM Insured	7/15 at 100.00	AA (5)	4,612,195
1,470	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured (ETM)	No Opt. Call	A3 (5)	1,727,926
1,070	Schuylkill Valley School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2006A, 5.000%, 4/01/22 (Pre-refunded 4/01/16) – FGIC Insured	4/16 at 100.00	Aa3 (5)	1,116,748
1,613	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital, Series 2010, 5.500%, 7/01/29 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (5)	1,937,213
2,040	Warrington Township Municipal Authority, Bucks County, Pennsylvania, Water and Sewer Revenue Bonds, Series 1991, 7.100%, 12/01/21 (Pre-refunded 11/15/15) – FGIC Insured	11/15 at 100.00	N/R (5)	2,116,010
1,400	Woodland Hills School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2005D, 5.000%, 9/01/17 (Pre-refunded 9/01/15) – AGM Insured	9/15 at 100.00	AA (5)	1,422,680

Nuveen Investments	47

NQP	Nuveen Pennsylvania Investment Quality Municipal Fund
	Portfolio of Investments (continued)	April 30, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$3,600	York County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/33 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	AA (5)	$3,701,700
59,353	Total U.S. Guaranteed			63,452,214
	Utilities – 6.6% (4.5% of Total Investments)
7,500	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (Mandatory put 4/02/18)	No Opt. Call	BBB–	7,618,200
3,580	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2005, 4.750%, 2/15/27 – FGIC Insured	7/15 at 100.00	AA–	3,583,938
4,000	Luzerne County Industrial Development Authority, Pennsylvania, Water Facility Revenue Refunding Bonds, Pennsylvania-American Water Company, Series 2009, 5.500%, 12/01/39	12/19 at 100.00	A1	4,434,400
4,500	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA–	5,053,545
1,685	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – AGM Insured	7/15 at 100.00	AA	1,691,302
3,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 – AGM Insured	7/15 at 100.00	AA	3,011,340
12,885	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh Series, 2007, 5.000%, 10/01/37 – AMBAC Insured	10/17 at 100.00	A–	13,859,879
37,150	Total Utilities			39,252,604
	Water and Sewer – 9.6% (6.5% of Total Investments)
	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Series 2005A:
4,000	5.000%, 12/01/21 – NPFG Insured	12/15 at 100.00	AA–	4,109,560
2,120	5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	AA–	2,177,494
545	5.000%, 12/01/30 – NPFG Insured	12/15 at 100.00	AA–	558,609
	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond Trust 2015-XF0123:
1,665	13.125%, 12/01/19 – AGM Insured (IF) (4)	No Opt. Call	AA	2,252,146
825	13.113%, 12/01/19 – AGM Insured (IF) (4)	No Opt. Call	AA	1,103,141
5,200	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – AGM Insured	7/15 at 100.00	AA	5,213,000
	Lehigh County Authority, Pennsylvania, Water and Sewer Capital Appreciation Revenue Bonds, City of Allentown Concession, Series 2013B:
7,295	0.000%, 12/01/34	No Opt. Call	A	3,042,599
4,420	0.000%, 12/01/35	No Opt. Call	A	1,752,397
12,500	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, City of Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	14,084,123
1,100	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB	1,212,024
6,560	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/21 at 100.00	A1	7,083,816
2,500	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2013A, 5.125%, 1/01/43	1/22 at 100.00	A1	2,778,925
5,000	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System First Lien Revenue Refunding Bonds, Series 2013B, 5.250%, 9/01/40	9/23 at 100.00	A	5,713,100
2,840	Robinson Township Municipal Authority, Allegheny County, Pennsylvania, Water and Sewer Revenue Bonds, Series 2014, 4.000%, 5/15/40 – BAM Insured	11/19 at 100.00	AA	2,843,465

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$1,930	Westmoreland County Municipal Authority, Pennsylvania, Municipal Service Revenue Bonds, Tender Option Bond Trust 1171, 17.024%, 8/15/37 (IF) (4)	8/23 at 100.00	A+	$2,860,530
58,500	Total Water and Sewer			56,784,929
$829,013	Total Long-Term Investments (cost $816,050,482)			875,023,063
	Floating Rate Obligations – (4.9)%			(29,070,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation value – (8.1)%) (7)			(48,000,000)
	Variable Rate Demand Preferred Shares, at Liquidation value – (36.7)% (8)			(217,500,000)
	Other Assets Less Liabilities – 2.0%			12,086,519
	Net Assets Applicable to Common Shares – 100%			$592,539,582

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 5.5%.
(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 24.9%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed-delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	49

NPN
Nuveen Pennsylvania Municipal Value Fund
	Portfolio of Investments	April 30, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.9% (100.0% of Total Investments)
	MUNICIPAL BONDS – 98.9% (100.0% of Total Investments)
	Consumer Staples – 4.1% (4.2% of Total Investments)
$650	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	$825,338
	Education and Civic Organizations – 14.3% (14.5% of Total Investments)
400	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2013, 5.000%, 3/01/21	No Opt. Call	AA–	473,868
30	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014, 5.000%, 5/01/37	5/24 at 100.00	Baa3	32,469
675	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.000%, 10/01/30	10/18 at 100.00	BBB	757,316
500	Lehigh County General Purpose Authority, Pennsylvania, College Revenue Bonds, Muhlenberg College Project, Series 2009, 5.250%, 2/01/39	2/19 at 100.00	A+	544,445
450	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2006, 5.000%, 4/01/36 – RAAI Insured	4/16 at 100.00	AA	463,433
35	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Holy Family University, Series 2013A, 6.500%, 9/01/38	9/23 at 100.00	BBB–	38,855
120	Pennsylvania Higher Educational Facilities Authority, Philadelphia University Refunding Revenue Bonds, Refunding Series 2013, 5.000%, 6/01/32	6/23 at 100.00	BBB	127,111
20	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A1	22,116
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
35	4.000%, 11/01/39	11/22 at 100.00	A3	35,471
60	5.000%, 11/01/42	11/22 at 100.00	A3	66,478
75	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2013A, 5.500%, 7/15/38	No Opt. Call	A–	83,244
100	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Performing Arts Charter School, Series 2013, 6.750%, 6/15/43	6/20 at 100.00	BB–	102,482
100	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	109,248
2,600	Total Education and Civic Organizations			2,856,536
	Health Care – 23.2% (23.4% of Total Investments)
650	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2009A, 5.500%, 8/15/34	8/19 at 100.00	Aa3	731,965
35	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	37,553
600	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2009A, 5.250%, 6/01/39	6/19 at 100.00	AA	666,414
100	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	108,883
100	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	A–	108,754
5	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2009A, 5.125%, 6/01/33	6/19 at 100.00	A	5,452

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$500	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	Baa2	$581,015
100	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BB+	106,312
1,200	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005, 5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	AA	1,216,894
715	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009D, 6.250%, 11/15/34	5/19 at 100.00	AA	825,789
100	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.250%, 1/01/31	1/21 at 100.00	AA	120,055
100	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41	1/22 at 100.00	AA	117,430
4,205	Total Health Care			4,626,516
	Housing/Multifamily – 5.2% (5.3% of Total Investments)
15	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue Bonds, University Student Housing, LLC Project at West Chester University Series 2013A, 5.000%, 8/01/45	8/23 at 100.00	Baa3	15,958
30	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/46	No Opt. Call	BBB–	31,558
100	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2015, 5.000%, 7/01/47 (WI/DD, Settling 5/05/15)	7/25 at 100.00	BBB–	105,627
50	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	Baa3	54,466
800	Pittsburgh Urban Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Eva P. Mitchell Residence Project, Series 2009, 5.100%, 10/20/44	10/19 at 100.00	Aa1	838,040
995	Total Housing/Multifamily			1,045,649
	Housing/Single Family – 1.7% (1.7% of Total Investments)
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
55	3.300%, 10/01/32	No Opt. Call	AA+	53,154
25	3.650%, 10/01/37	No Opt. Call	AA+	24,924
35	3.700%, 10/01/42	No Opt. Call	AA+	34,289
130	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-116B, 4.000%, 4/01/45	10/24 at 100.00	AA+	129,098
50	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bond Trust 2015-XF0066, 14.221%, 10/01/33 (Alternative Minimum Tax) (IF)	10/22 at 100.00	AA+	58,635
25	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 2015-XF0109, 10.434%, 10/01/38 (IF) (4)	4/22 at 100.00	AA+	26,057
320	Total Housing/Single Family			326,157
	Long-Term Care – 4.7% (4.7% of Total Investments)
20	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Villages Project, Series 2015, 5.000%, 11/01/35	5/25 at 100.00	A	22,290
55	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013, 5.750%, 5/01/35	5/23 at 100.00	BBB	60,099
750	Montgomery County Industrial Development Authority, Pennsylvania, Retirement Communities Revenue Bonds, ACTS Retirement – Life Communities, Inc. Obligated Group, Series 2009A-1, 6.250%, 11/15/29	11/19 at 100.00	A–	853,275
825	Total Long-Term Care			935,664

Nuveen Investments	51

NPN	Nuveen Pennsylvania Municipal Value Fund
	Portfolio of Investments (continued)	April 30, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Materials – 0.7% (0.7% of Total Investments)
$140	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	$144,292
	Tax Obligation/General – 9.5% (9.6% of Total Investments)
220	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2013C-72, 5.250%, 12/01/32	12/23 at 100.00	AA–	252,551
700	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.100%, 8/01/33	8/19 at 100.00	Aa2	792,897
115	Canon-McMillan School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2014D, 5.000%, 12/15/39	12/24 at 100.00	AA	129,790
145	Pine-Richland School District, Pennsylvania, General Obligation Bonds, Refunding Series 2014B, 3.375%, 11/01/33	11/24 at 100.00	AA–	144,980
15	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014A, 5.000%, 9/01/25 – BAM Insured	9/22 at 100.00	AA	17,401
390	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A+	449,787
65	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2012, 3.000%, 2/15/34	2/18 at 100.00	Aa1	63,399
25	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	26,309
25	Scranton, Pennsylvania, General Obligation Bonds, Series 2012C, 7.250%, 9/01/22	No Opt. Call	N/R	25,366
1,700	Total Tax Obligation/General			1,902,480
	Tax Obligation/Limited – 13.0% (13.1% of Total Investments)
25	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa2	26,750
120	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	132,991
550	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB+	604,197
105	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33	7/24 at 100.00	N/R	109,654
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A:
580	0.000%, 12/01/34	12/20 at 100.00	AA–	613,884
100	5.000%, 12/01/38	12/19 at 100.00	AA–	107,221
100	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A, 0.000%, 12/01/37	No Opt. Call	AA–	77,145
750	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2009, 6.500%, 4/01/34	4/19 at 100.00	A+	861,405
865	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	B	60,913
3,195	Total Tax Obligation/Limited			2,594,160
	Transportation – 3.3% (3.4% of Total Investments)
240	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A	265,210
140	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Series 2013A, 5.250%, 1/01/44 – AGM Insured	1/24 at 100.00	AA	155,085
175	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 6/30/42 (Alternative Minimum Tax)	6/26 at 100.00	BBB	189,315
50	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2010B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	54,917
605	Total Transportation			664,527

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 5.7% (5.8% of Total Investments) (5)
$5	Allegheny County Hospital Development Authority, Pennsylvania, Hospital Revenue Bonds, Allegheny Valley Hospital-Sublessee, Series 1982Q, 7.000%, 8/01/15 (ETM)	No Opt. Call	AA+ (5)	$5,080
1,075	Harrisburg Parking Authority, Dauphin County, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2007R, 4.250%, 5/15/21 (Pre-refunded 11/15/16) – SYNCORA GTY Insured	11/16 at 100.00	N/R (5)	1,136,017
1,080	Total U.S. Guaranteed			1,141,097
	Utilities – 3.9% (3.9% of Total Investments)
750	Chester County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania Inc. Project, Series 2007A, 5.000%, 2/01/40 – FGIC Insured (Alternative Minimum Tax)	2/17 at 100.00	AA–	767,130
	Water and Sewer – 9.6% (9.7% of Total Investments)
175	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond Trust 2015-XF0123, 13.113%, 12/01/33 – AGM Insured (IF) (4)	12/21 at 100.00	AA	234,000
200	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, City of Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	225,346
	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2009A:
750	5.250%, 1/01/32	1/19 at 100.00	A1	831,315
500	5.250%, 1/01/36	1/19 at 100.00	A1	554,020
60	Robinson Township Municipal Authority, Allegheny County, Pennsylvania, Water and Sewer Revenue Bonds, Series 2014, 4.000%, 5/15/40 – BAM Insured	11/19 at 100.00	AA	60,073
1,685	Total Water and Sewer			1,904,754
$18,750	Total Long-Term Investments (cost $17,325,272)			19,734,300
	Other Assets Less Liabilities – 1.1%			217,829
	Net Assets Applicable to Common Shares – 100%			$19,952,129

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	53

Statement of
	Assets and Liabilities	April 30, 2015

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Dividend		Municipal		Investment		Municipal
	Advantage		Value		Quality		Value
	(NXJ	)	(NJV	)	(NQP	)	(NPN	)
Assets
Long-term investments, at value (cost $912,064,123, $23,502,241 $816,050,482 and $17,325,272, respectively)	$969,432,861		$26,386,277		$875,023,063		$19,734,300
Cash	306,143		527,289		752,576		140,220
Receivable for:
Dividends	4,686		1,501		—		—
Interest	14,242,137		349,327		12,970,156		280,423
Investments sold	7,662,896		143,840		2,625,000		—
Deferred offering costs	1,758,847		—		1,230,277		—
Other assets	369,473		135		288,017		101
Total assets	993,777,043		27,408,369		892,889,089		20,155,044
Liabilities
Floating rate obligations	—		1,500,000		29,070,000		—
Payable for:
Common share dividends	2,664,773		74,358		2,352,227		60,937
Interest	—		—		38,335		—
Investments purchased	7,618,699		364,238		2,021,277		106,383
Offering costs	102,456		—		208,858		—
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value	—		—		48,000,000		—
Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value	313,900,000		—		217,500,000		—
Accrued expenses:
Management fees	493,482		12,877		431,840		9,552
Trustees fees	120,028		184		116,336		144
Other	208,015		26,663		610,634		25,899
Total liabilities	325,107,453		1,978,320		300,349,507		202,915
Net assets applicable to common shares	$668,669,590		$25,430,049		$592,539,582		$19,952,129
Common shares outstanding	43,058,279		1,550,036		37,875,841		1,219,352
Net asset value (“NAV”) per common share outstanding	$15.53		$16.41		$15.64		$16.36
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$430,583		$15,500		$378,758		$12,194
Paid-in surplus	613,061,978		22,144,384		537,614,954		17,438,188
Undistributed (Over-distribution of) net investment income	2,444,690		80,634		690,405		153,803
Accumulated net realized gain (loss)	(4,636,399)		305,495		(5,117,116)		(61,084)
Net unrealized appreciation (depreciation)	57,368,738		2,884,036		58,972,581		2,409,028
Net assets applicable to common shares	$668,669,590		$25,430,049		$592,539,582		$19,952,129
Authorized shares:
Common	Unlimited		Unlimited		Unlimited		Unlimited
Preferred	Unlimited		N/A		Unlimited		N/A
N/A — Fund is not authorized to issue Preferred Shares.

See accompanying notes to financial statements.

54	Nuveen Investments

Statement of
	Operations	Year Ended April 30, 2015

	New Jersey	New Jersey		Pennsylvania		Pennsylvania
	Dividend	Municipal		Investment		Municipal
	Advantage	Value		Quality		Value
	(NXJ )	(NJV	)	(NQP	)	(NPN	)
Investment Income	$23,660,099	$1,187,127		$40,294,101		$983,570
Expenses
Management fees	3,327,594	156,826		5,220,700		115,172
Interest expense and amortization of offering costs	535,294	9,857		1,318,071		—
Liquidity fees	1,522,551	—		2,021,405		—
Remarketing fees	166,099	—		220,522		—
Custodian fees	92,980	13,155		132,549		10,628
Trustees fees	14,253	1,039		26,731		861
Professional fees	49,774	21,420		77,565		21,230
Shareholder reporting expenses	36,547	9,875		145,149		9,701
Shareholder servicing agent fees	32,337	291		91,234		189
Stock exchange listing fees	5,483	219		36,431		171
Investor relations expenses	61,847	3,706		92,952		3,103
Reorganization expenses	451,080	—		—		—
Other expenses	80,597	7,433		79,130		6,811
Total expenses	6,376,436	223,821		9,462,439		167,866
Net investment income (loss)	17,283,663	963,306		30,831,662		815,704
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	2,172,472	672,509		(451,244)		18,377
Change in net unrealized appreciation (depreciation) of investments	(2,921,115)	(6,417)		19,639,321		486,645
Net realized and unrealized gain (loss)	(748,643)	666,092		19,188,077		505,022
Net increase (decrease) in net assets applicable to common shares from operations	$16,535,020	$1,629,398		$50,019,739		$1,320,726

See accompanying notes to financial statements.

Nuveen Investments	55

Statement of
Changes in Net Assets

	New Jersey Dividend Advantage (NXJ)		New Jersey Municipal Value (NJV)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	4/30/15	4/30/14	4/30/15	4/30/14
Operations
Net investment income (loss)	$17,283,663	$4,658,194	$963,306	$1,021,408
Net realized gain (loss) from investments	2,172,472	(202,790)	672,509	(102,599)
Change in net unrealized appreciation (depreciation) of investments	(2,921,115)	(5,498,875)	(6,417)	(924,603)
Net increase (decrease) in net assets applicable to common shares from operations	16,535,020	(1,043,471)	1,629,398	(5,794)
Distributions to Common Shareholders
From net investment income	(17,478,928)	(4,477,680)	(981,771)	(992,545)
From accumulated net realized gains	—	—	(276,526)	(303,304)
Decrease in net assets applicable to common shares from distributions to common shareholders	(17,478,928)	(4,477,680)	(1,258,297)	(1,295,849)
Capital Share Transactions
Common shares:
Issued in the reorganizations	570,950,389	—	—	—
Cost of shares repurchased and retired	(1,517,510)	(190,484)	(213,171)	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	569,432,879	(190,484)	(213,171)	—
Net increase (decrease) in net assets applicable to common shares	568,488,971	(5,711,635)	157,930	(1,301,643)
Net assets applicable to common shares at the beginning of period	100,180,619	105,892,254	25,272,119	26,573,762
Net assets applicable to common shares at the end of period	$668,669,590	$100,180,619	$25,430,049	$25,272,119
Undistributed (Over-distribution of) net investment income at the end of period	$2,444,690	$773,618	$80,634	$99,098

See accompanying notes to financial statements.

56	Nuveen Investments

	Pennsylvania Investment Quality (NQP)		Pennsylvania Municipal Value (NPN)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	4/30/15	4/30/14	4/30/15	4/30/14
Operations
Net investment income (loss)	$30,831,662	$16,275,276	$815,704	$812,000
Net realized gain (loss) from investments	(451,244)	(477,117)	18,377	(80,435)
Change in net unrealized appreciation (depreciation) of investments	19,639,321	(3,570,300)	486,645	(601,307)
Net increase (decrease) in net assets applicable to common shares from operations	50,019,739	12,227,859	1,320,726	130,258
Distributions to Common Shareholders
From net investment income	(31,976,724)	(17,907,404)	(769,411)	(775,508)
From accumulated net realized gains	—	—	—	(43,287)
Decrease in net assets applicable to common shares from distributions to common shareholders	(31,976,724)	(17,907,404)	(769,411)	(818,795)
Capital Share Transactions
Common shares:
Issued in the reorganizations	—	319,256,565	—	—
Cost of shares repurchased and retired	(61,628)	(214,043)	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(61,628)	319,042,522	—	—
Net increase (decrease) in net assets applicable to common shares	17,981,387	313,362,977	551,315	(688,537)
Net assets applicable to common shares at the beginning of period	574,558,195	261,195,218	19,400,814	20,089,351
Net assets applicable to common shares at the end of period	$592,539,582	$574,558,195	$19,952,129	$19,400,814
Undistributed (Over-distribution of) net investment income at the end of period	$690,405	$1,468,281	$153,803	$107,510

See accompanying notes to financial statements.

Nuveen Investments	57

Statement of
	Cash Flows	Year Ended April 30, 2015

	New Jersey	Pennsylvania
	Dividend	Investment
	Advantage	Quality
	(NXJ )	(NQP )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$16,535,020	$50,019,739
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(75,068,701)	(79,011,792)
Proceeds from sales and maturities of investments	72,195,484	85,374,216
Investment transactions adjustments, net	(4,586)	116,208
Taxes paid on undistributed capital gains	(21)	—
Amortization (Accretion) of premiums and discounts, net	1,352,486	1,121,510
Amortization of deferred offering costs	96,458	369,363
(Increase) Decrease in:
Receivable for dividends	3,300	—
Receivable for interest	77,376	274,827
Receivable for investments sold	(5,739,666)	(222,031)
Other assets	(114,108)	4,493
Increase (Decrease) in:
Payable for interest	—	(46,232)
Payable for investments purchased	1,083,631	2,021,277
Accrued management fees	417,708	12,241
Accrued Trustees fees	118,773	28,123
Accrued reorganization expenses	—	(1,071,757)
Accrued other expenses	(904,770)	371,436
Net realized (gain) loss from investments	(2,172,472)	451,244
Change in net unrealized (appreciation) depreciation of investments	2,921,115	(19,639,321)
Net cash provided by (used in) operating activities	10,797,027	40,173,544
Cash Flows from Financing Activities:
(Payments for) deferred offering costs	(270,000)	(135,000)
Increase (Decrease) in:
Floating rate obligations	—	(8,100,000)
Payable for offering costs	102,456	(321,538)
MuniFund Term Preferred (“MTP”) Shares, at liquidation value	(35,050,000)	(47,740,000)
VMTP Shares, at liquidation value	—	48,000,000
VRDP Shares, at liquidation value	36,000,000	—
Cash distributions paid to common shareholders	(15,191,288)	(32,109,923)
Cost of common shares repurchased and retired	(1,517,510)	(61,628)
Net cash provided by (used in) financing activities	(15,926,342)	(40,468,089)
Net Increase (Decrease) in Cash	(5,129,315)	(294,545)
Cash at beginning of period	645,299	1,047,121
Cash acquired in connection with the Reorganizations	4,790,159	—
Cash at the end of period	$306,143	$752,576

	New Jersey	Pennsylvania
	Dividend	Investment
	Advantage	Quality
Supplemental Disclosure of Cash Flow Information*	(NXJ )	(NQP )
Cash paid for interest (excluding amortization of offering costs)	$366,699	$994,940

*
See Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations for more information of the non-cash activities related to New Jersey Dividend Advantage’s (NXJ) Reorganization.

See accompanying notes to financial statements.

58	Nuveen Investments

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Nuveen Investments	59

Financial
Highlights

Selected data for a common share outstanding throughout each period:

									Less Distributions to
		Investment Operations							Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to ARPS Share- holders	(a)	Distributions from Accum- ulated Net Realized Gains to ARPS Share- holders	(a)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Total	Discount Per Share Repurchased and Retired		Ending NAV	Ending Share Price
New Jersey Dividend Advantage (NXJ)
Year Ended 4/30:
2015	$15.28	$0.67	$0.34	$—		$—		$1.01	$(0.77)	$—	$(0.77)	$0.01		$15.53	$13.58
2014	16.12	0.71	(0.87)	—		—		(0.16)	(0.68)	—	(0.68)	—	*	15.28	13.64
2013	15.31	0.63	0.93	—		—		1.56	(0.75)	—	(0.75)	—		16.12	14.94
2012	13.61	0.71	1.83	—		—		2.54	(0.83)	(0.01)	(0.84)	—		15.31	14.92
2011	14.51	0.89	(0.91)	(0.03)		—	*	(0.05)	(0.83)	(0.02)	(0.85)	—		13.61	12.67

New Jersey Municipal Value (NJV)
Year Ended 4/30:
2015	16.15	0.62	0.43	N/A		N/A		1.05	(0.63)	(0.18)	(0.81)	0.02		16.41	14.75
2014	16.98	0.65	(0.66)	N/A		N/A		(0.01)	(0.63)	(0.19)	(0.82)	—		16.15	14.48
2013	16.62	0.67	0.61	N/A		N/A		1.28	(0.67)	(0.25)	(0.92)	—		16.98	16.02
2012	14.72	0.75	1.91	N/A		N/A		2.66	(0.76)	—	(0.76)	—		16.62	16.34
2011	15.84	0.82	(1.15)	N/A		N/A		(0.33)	(0.77)	(0.02)	(0.79)	—		14.72	13.81

(a)	The amounts shown for Auction Rate Preferred Shares (“ARPS”) are based on common share equivalents.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	After expense reimbursement from the Adviser, where applicable. As of March 31, 2011 the Adviser is no longer reimbursing New Jersey Dividend Advantage (NXJ) for any fees or expenses.

60	Nuveen Investments

		Common Share Supplemental Data/
		Ratios applicable to Common Shares
Common Share			Ratios to Average Net Assets			Ratios to Average Net Assets
Total Returns			Before Reimbursement(d)			After Reimbursement(c)(d)

Based on NAV (b)	Based on Share Price (b)	Ending Net Assets (000)	Expenses	(e)	Net Investment Income (Loss)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate	(f)

6.77%	5.35%	$668,670	1.71%		4.64%	N/A		N/A	14%
(0.71)	(3.78)	100,181	2.07		4.83	N/A		N/A	6
10.29	5.04	105,892	2.37		3.91	N/A		N/A	17
19.09	25.08	100,578	2.52		4.82	N/A		N/A	15
(0.38)	0.11	89,399	1.34		6.16	1.27%		6.23%	6

6.68	7.62	25,430	0.87		3.75	N/A		N/A	13
0.25	(4.18)	25,272	0.88		4.12	N/A		N/A	12
7.86	3.58	26,574	0.83		3.95	N/A		N/A	7
18.43	24.34	25,957	0.85		4.76	N/A		N/A	20
(2.17)	(4.19)	22,981	0.85		5.32	N/A		N/A	2

(d)
Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

New Jersey Dividend Advantage (NXJ)
Year Ended 4/30:
2015	0.60%
2014	0.98
2013	1.27
2012	1.41
2011	0.15

New Jersey Municipal Value (NJV)
Year Ended 4/30:
2015	0.04%
2014	0.04
2013	0.04
2012	0.04
2011	0.06

(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.
N/A
New Jersey Municipal Value (NJV) is not authorized to issue ARPS and does not have a contractual reimbursement agreement with the Adviser. New Jersey Dividend Advantage (NXJ) no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	61

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations							Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to ARPS Share- holders	(a)	Distributions from Accum ulated Net Realized Gains to ARPS Share- holders	(a)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Total	Discount Per Share Repurchased and Retired		Ending NAV	Ending Share Price
Pennsylvania Investment Quality (NQP)
Year Ended 4/30:
2015	$15.17	$0.81	$0.50	$—		$—		$1.31	$(0.84)	$—	$(0.84)	$—	*	$15.64	$13.87
2014	16.21	0.74	(0.93)	—		—		(0.19)	(0.85)	—	(0.85)	—	*	15.17	13.76
2013	15.78	0.80	0.54	—		—		1.34	(0.91)	—	(0.91)	—		16.21	15.24
2012	14.11	0.90	1.70	—		—		2.60	(0.93)	—	(0.93)	—		15.78	15.67
2011	14.82	0.93	(0.73)	(0.01)		—		0.19	(0.90)	—	(0.90)	—		14.11	13.09

Pennsylvania Municipal Value (NPN)
Year Ended 4/30:
2015	15.91	0.67	0.41	N/A		N/A		1.08	(0.63)	—	(0.63)	—		16.36	15.57
2014	16.48	0.67	(0.56)	N/A		N/A		0.11	(0.64)	(0.04)	(0.68)	—		15.91	14.45
2013	16.36	0.68	0.38	N/A		N/A		1.06	(0.64)	(0.30)	(0.94)	—		16.48	15.86
2012	14.79	0.72	1.58	N/A		N/A		2.30	(0.71)	(0.02)	(0.73)	—		16.36	15.38
2011	15.46	0.79	(0.70)	N/A		N/A		0.09	(0.76)	—	(0.76)	—		14.79	13.96

(a)	The amounts shown for Auction Rate Preferred Shares (“ARPS”) are based on common share equivalents.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

62	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Asset (c)

Based on NAV (b)	Based on Share Price (b)	Ending Net Assets (000)	Expenses	(d)	Net Investment Income (Loss)	Portfolio Turnover Rate	(e)

8.79%	7.09%	$592,540	1.60%		5.21%	9%
(0.69)	(3.65)	574,558	1.87		5.33	8
8.50	2.97	261,195	1.80		4.98	17
18.88	27.48	253,937	1.63		6.00	18
1.27	2.43	226,905	1.60		6.38	8

6.87	12.30	19,952	0.85		4.11	5
0.80	(4.45)	19,401	0.85		4.28	6
6.58	9.39	20,089	0.81		4.11	7
15.89	15.68	19,948	0.86		4.60	11
0.59	(4.77)	18,029	0.87		5.17	3

(c)
Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

Pennsylvania Investment Quality (NQP)
Year Ended 4/30:
2015	0.60%
2014	0.68
2013	0.72
2012	0.61
2011	0.55

Pennsylvania Municipal Value (NPN)
Year Ended 4/30:
2015	—%
2014	—
2013	—
2012	—
2011	—

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

N/A	Fund is not authorized to issue ARPS.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial Highlights (continued)

	MTP Shares at the End of Period (a)		VMTP Shares at the End of Period		VRDP Shares at the End of Period		MTP, VMTP and VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
New Jersey Dividend Advantage (NXJ)
Year Ended 4/30:
2015	$—	$—	$—	$—	$313,900	$313,020	$—
2014	—	—	—	—	45,000	322,624	—
2013	44,861	33.60	—	—	—	—	—
2012	44,861	32.42	—	—	—	—	—
2011	44,861	29.93	—	—	—	—	—

Pennsylvania Investment Quality (NQP)
Year Ended 4/30:
2015	—	—	48,000	323,179	217,500	323,179	3.23
2014	47,740	31.66	—	—	217,500	316,618	3.17
2013	—	—	—	—	112,500	332,174	—
2012	—	—	—	—	112,500	325,722	—
2011	—	—	—	—	112,500	301,693	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2015		2014		2013	2012	2011
New Jersey Dividend Advantage (NXJ)
Series 2014 (NXJ PRCCL)
Ending Market Value per Share	$—		$—		$10.02	$10.08	$9.94
Average Market Value per Share	—		10.03	^^	10.09	10.07	9.95	^
Series 2015 (NXJ PRCCL)
Ending Market Value per Share	—
Average Market Value per Share	10.01	^^^

Pennsylvania Dividend Advantage (NQP)
Series 2015 (NQP PRCCL)
Ending Market Value per Share	—		10.05
Average Market Value per Share	10.01	ΩΩ	10.03	Ω
Series 2015 (NQP PRDCL)
Ending Market Value per Share	—		10.04
Average Market Value per Share	10.02	ΩΩ	10.03	Ω

^	For the period March 24, 2011 (first issuance of shares) through April 30, 2011.
^^	For the period May 1, 2013 through September 9, 2013.
^^^	For the period November 10, 2014 (effective date of the reorganizations) through February 9, 2015.
Ω	For the period February 11, 2014 (effective date of the reorganizations) through April 30, 2014.
ΩΩ	For the period May 1, 2014 through May 30, 2014.

See accompanying notes to financial statements.

64	Nuveen Investments

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or NYSE MKT symbols are as follows (each a “Fund” and collectively, the “Funds”):

• Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ) (“New Jersey Dividend Advantage (NXJ)”)
• Nuveen New Jersey Municipal Value Fund (NJV) (“New Jersey Municipal Value (NJV)”)
• Nuveen Pennsylvania Investment Quality Municipal Fund (NQP) (“Pennsylvania Investment Quality (NQP)”)
• Nuveen Pennsylvania Municipal Value Fund (NPN) (“Pennsylvania Municipal Value (NPN)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. Common shares of New Jersey Dividend Advantage (NXJ) and Pennsylvania Investment Quality (NQP) are traded on the NYSE while common shares of New Jersey Municipal Value (NJV) and Pennsylvania Municipal Value (NPN) are traded on the NYSE MKT. New Jersey Dividend Advantage (NXJ), New Jersey Municipal Value (NJV), Pennsylvania Investment Quality (NQP) and Pennsylvania Municipal Value (NPN) were organized as Massachusetts business trusts on June 1, 1999, January 26, 2009, December 20, 1990 and January 26, 2009, respectively.

The end of the reporting period for the Funds is April 30, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended April 30, 2015 (“the current fiscal period”).

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

Fund Reorganizations
Effective prior to the opening of business on November 10, 2014, certain New Jersey Funds were reorganized into one, larger-state Fund included in this report (the “Reorganizations”) as follows:

Target Funds	Acquiring Fund
Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)	New Jersey Dividend Advantage (NXJ)
(“New Jersey Investment Quality (NQJ)”)
Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)
(“New Jersey Premium Income (NNJ)”)
Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ)
(“New Jersey Dividend Advantage 2 (NUJ)”)

For accounting and performance reporting purposes, the Acquiring Fund is the survivor.

Upon the closing of the Reorganizations, the Target Funds transfered their assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Funds. The Target Funds were then liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Target Funds became shareholders of the Acquiring Fund. Holders of common shares of the Target Funds received newly issued common shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which was equal to the aggregate NAV of the common shares of the Target Funds held immediately prior to the Reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders were entitled). Holders of preferred shares of the Target Funds received on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for preferred shares of the Target Funds held immediately prior to the Reorganizations. Details of the New Jersey Funds’ Reorganizations are further described in Note 8 – Fund Reorganizations.

Nuveen Investments	65

Notes to Financial Statements (continued)

Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Dividend		Municipal		Investment		Municipal
	Advantage		Value		Quality		Value
	(NXJ	)	(NJV	)	(NQP	)	(NPN	)
Outstanding when-issued/delayed delivery purchase commitments	$7,618,699		$364,238		$2,021,277		$106,383

Investment Income
Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

66	Nuveen Investments

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by a pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

Nuveen Investments	67

Notes to Financial Statements (continued)

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

New Jersey Dividend Advantage (NXJ)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$967,170,129	$—	$967,170,129
Common Stocks	2,262,732	—	—	2,262,732
Total	$2,262,732	$967,170,129	$—	$969,432,861

New Jersey Municipal Value (NJV)
Long-Term Investments*:
Municipal Bonds	$—	$25,661,616	$—	$25,661,616
Common Stocks	724,661	—	—	724,661
Total	$724,661	$25,661,616	$—	$26,386,277

Pennsylvania Investment Quality (NQP)
Long-Term Investments*:
Municipal Bonds	$—	$875,023,063	$—	$875,023,063

Pennsylvania Municipal Value (NPN)
Long-Term Investments*:
Municipal Bonds	$—	$19,734,300	$—	$19,734,300

*     Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose trust (referred to as the “Trust”) created by or at the direction of one or more Funds. In turn, the Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the Trust from a third party liquidity provider, or by the sale of assets from the Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most

68	Nuveen Investments

circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par, and (b) have the trustee of the Trust transfer the Underlying Bond held by the Trust to the Fund, thereby collapsing the Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a Trust created at its direction, and in return receives the Inverse Floater of the Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing the Floaters issued by the Trust as liabilities, at their liquidation value on the Statement of Assets and Liabilities as “Floating rate obligations.” In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond and recognizes the related interest paid to the holders of the Floaters as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the inverse floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters and the expenses of the Trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited Inverse Floaters during the current fiscal period were as follows:

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Dividend		Municipal		Investment		Municipal
	Advantage		Value		Quality		Value
Self-Deposited Inverse Floaters	(NXJ	)	(NJV	)	(NQP	)	(NPN	)
Average floating rate obligations outstanding	$—		$1,500,000		$34,457,151		$—
Average annual interest rate and fees	—%		0.66%		0.33%		—%

As of the end of the reporting period, the total amount of floating rate obligations associated with each Fund’s self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Dividend		Municipal		Investment		Municipal
	Advantage		Value		Quality		Value
Floating Rate Obligations Outstanding	(NXJ	)	(NJV	)	(NQP	)	(NPN	)
Floating rate obligations: self-deposited Inverse Floaters	$—		$1,500,000		$29,070,000		$—
Floating rate obligations: externally-deposited Inverse Floaters	106,885,000		1,025,000		54,350,000		540,000
Total	$106,885,000		$2,525,000		$83,420,000		$540,000

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement” or “credit recovery swap”) (Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the liquidity provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the Trust may fall short of the liquidation value of the Floaters issued by the Trust, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters. At period end, any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Dividend		Municipal		Investment		Municipal
	Advantage		Value		Quality		Value
Floating Rate Obligations – Externally-Deposited Recourse Trusts	(NXJ	)	(NJV	)	(NQP	)	(NPN	)
Maximum exposure to Recourse Trusts	$92,535,000		$1,025,000		$20,275,000		$400,000

Nuveen Investments	69

Notes to Financial Statements (continued)

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund invests, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Share Transactions
Transactions in common shares during the Funds’ current and prior fiscal period were as follows:

	New Jersey		New Jersey
	Dividend Advantage (NXJ)		Municipal Value (NJV)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	4/30/15	4/30/14	4/30/15	4/30/14
Common shares:
Issued in the Reorganizations	36,615,391	—	—	—
Repurchased and retired	(112,500)	(15,300)	(15,000)	—
Weighted average common share:
Price per share repurchased and retired	$13.47	$12.43	$14.19	$—
Discount per share repurchased and retired	13.85%	13.65%	14.25%	—

	Pennsylvania		Pennsylvania
	Investment Quality (NQP)		Municipal Value (NPN)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	4/30/15	4/30/14	4/30/15	4/30/14
Common shares:
Issued in the Reorganizations	—	21,788,337	—	—
Repurchased and retired	(4,500)	(17,300)	—	—
Weighted average common share:
Price per share repurchased and retired	$13.68	$12.35	—	—
Discount per share repurchased and retired	13.83%	13.16%	—	—

70	Nuveen Investments

Preferred Shares

MuniFund Term Preferred Shares
During the current fiscal period, New Jersey Dividend Advantage (NXJ) and Pennsylvania Investment Quality (NQP) had issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 liquidation value per share. The Fund’s MTP Shares were issued in one or more Series and trade on the NYSE.

On May 30, 2014, Pennsylvania Investment Quality (NQP) redeemed all of its outstanding Series 2015 MTP Shares. The Fund’s MTP Shares were redeemed at their $10.00 liquidation value per share, plus dividend amounts owed, using proceeds from its issuance of Variable Rate MuniFund Term Preferred (“VMTP”) Shares (as described below in Variable Rate MuniFund Term Preferred Shares).

On February 9, 2015, New Jersey Dividend Advantage (NXJ) redeemed all of its outstanding Series 2015 MTP Shares. The Fund’s MTP Shares were redeemed at their $10.00 liquidation value per share, plus dividend amounts owed, using proceeds from its issuance of Variable Rate Demand Preferred (“VRDP”) Shares (as described below in Variable Rate Demand Preferred Shares).

The average liquidation value of MTP Shares outstanding for each Fund during the current fiscal period, were as follows:

	New Jersey		Pennsylvania
	Dividend		Investment
	Advantage		Quality
	(NXJ	)*	(NQP	)**
Average liquidation value of MTP Shares outstanding	$35,050,000		$47,740,000

*	MTP Shares issued in connection with its Reorganization for the period November 10, 2014 through February 9, 2015.
**	For the period May 1, 2014 through May 30, 2014.

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability and recognized as “MuniFund Term Preferred (“MTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

In conjunction with New Jersey Dividend Advantage’s (NXJ) and Pennsylvania Investment Quality’s (NQP) redemption of MTP Shares, the remaining deferred offering costs of $106,239 and $276,165 were fully expensed during the current fiscal period, as the redemptions were deemed extinguishments of debt.

Variable Rate MuniFund Term Preferred Shares
The following Fund has issued and outstanding VMTP Shares, with a $100,000 liquidation value per share. VMTP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, VMTP Shares outstanding, at liquidation value, for the Fund was as follows:

			Shares
			Outstanding
			at $100,000
		Shares	Per Share
Fund	Series	Outstanding	Liquidation Value
Pennsylvania Investment Quality (NQP)	2017	480	$48,000,000

The Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of the Fund (“Optional Redemption Date”), subject to payment of premium for one year following the date of issuance (“Premium Expiration Date”), and at par thereafter. The Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for the Fund’s series of VMTP Shares are as follows:

		Term	Optional	Premium
Fund	Series	Redemption Date	Redemption Date	Expiration Date
Pennsylvania Investment Quality (NQP)	2017	June 1, 2017	June 1, 2015	May 31, 2015

Nuveen Investments	71

Notes to Financial Statements (continued)

The average liquidation value of VMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

	Pennsylvania
	Investment
	Quality
	(NQP	)*
Average liquidation value of VMTP Shares outstanding	$48,000,000
Annualized dividend rate	0.97%

*     For the period May 20, 2014 (first issuance of shares) through April 30, 2015.

VMTP Shares generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation par value so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund’s Adviser has determined that fair value of VMTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation value of VMTP Shares is a liability and is recognized as “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities.

Dividends on the VMTP shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred by the Fund in connection with the Fund’s offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

The Fund incurred offering costs of $135,000 in connection with its issuance of Series 2017 VMTP Shares.

Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding VRDP Shares, with a $100,000 liquidation value per share. VRDP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, the details of the Funds’ VRDP Shares outstanding were as follows:

				Shares
				Outstanding
			Shares	at $100,000 Per Share
Fund	Series		Outstanding	Liquidation Value	Maturity
New Jersey Dividend Advantage (NXJ)	1		810	$81,000,000	August 3, 2043
	2	*	1,443	$144,300,000	April 1, 2043
	3	*	886	$88,600,000	April 1, 2043
Pennsylvania Investment Quality (NQP)	2		1,125	$112,500,000	December 1, 2042
	3		1,050	$105,000,000	December 1, 2042

*     VRDP Shares issued in connection with the Reorganization.

New Jersey Dividend Advantage (NXJ) issued an additional 360 Series 1 VRDP Shares on January 29, 2015 in connection with the redemption of its outstanding MTP Shares.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

72	Nuveen Investments

The average liquidation value of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	New Jersey		Pennsylvania
	Dividend		Investment
	Advantage		Quality
	(NXJ	)*	(NQP	)
Average liquidation value of VRDP Shares outstanding	$163,824,110		$217,500,000
Annualized dividend rate	0.12%		0.14%

*      Includes VRDP Shares issued in connection with its Reorganization.

For financial reporting purposes, the liquidation value of VRDP Shares is a liability and is recognized as “Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

New Jersey Dividend Advantage (NXJ) incurred offering costs of $270,000 in connection with its issuance of Series 1 VRDP Shares.

Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.

Transactions in MTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	April 30, 2015
		NYSE
	Series	Ticker	Shares	Amount
New Jersey Dividend Advantage (NXJ)
MTP Shares issued in connection with the Reorganization	2015	NXJ PRCCL	3,505,000	$35,050,000
MTP Shares redeemed	2015	NXJ PRCCL	(3,505,000)	(35,050,000)
Pennsylvania Investment Quality (NQP)
MTP Shares redeemed:	2015	NQP PRCCL	(2,319,000)	$(23,190,000)
	2015	NQP PRDCL	(2,455,000)	(24,550,000)
Total			(4,774,000)	$(47,740,000)

	Year Ended
	April 30, 2014
		NYSE/NYSE
	Series	MKT Ticker	Shares	Amount
New Jersey Dividend Advantage (NXJ)
MTP Shares redeemed	2014	NXJ PRACL	(4,486,100)	$(44,861,000)
Pennsylvania Investment Quality (NQP)
MTP Shares issued in connection with the reorganization:	2015	NQP PRCCL	2,319,000	$23,190,000
	2015	NQP PRDCL	2,455,000	$24,550,000
Total			4,774,000	$47,740,000

Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	April 30, 2015
	Series	Shares	Amount
Pennsylvania Investment Quality (NQP)
VMTP Shares issued	2017	480	$48,000,000

Nuveen Investments	73

Notes to Financial Statements (continued)

Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Year Ended
	April 30, 2015
	Series	Shares	Amount
New Jersey Dividend Advantage (NXJ)
VRDP Shares issued in connection with the Reorganization:	2	1,443	$144,300,000
	3	886	88,600,000
VRDP Shares issued	1	360	36,000,000
Total		2,689	$268,900,000

	Year Ended
	April 30, 2014
	Series	Shares	Amount
New Jersey Dividend Advantage (NXJ)
VRDP Shares issued	1	450	$45,000,000
Pennsylvania Investment Quality (NQP)
VRDP Shares issued	3	1,050	$105,000,000

5. Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Dividend		Municipal		Investment		Municipal
	Advantage		Value		Quality		Value
	(NXJ	)	(NJV	)	(NQP	)	(NPN	)
Purchases	$75,068,701		$3,571,093		$79,011,792		$1,079,113
Sales and maturities	72,195,484		4,132,777		85,374,216		984,887

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

74	Nuveen Investments

As of April 30, 2015, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Dividend		Municipal		Investment		Municipal
	Advantage		Value		Quality		Value
	(NXJ	)	(NJV	)	(NQP	)	(NPN	)
Cost of Investments	$911,549,624		$21,914,576		$787,222,098		$17,143,641
Gross unrealized:
Appreciation	$62,524,916		$3,005,275		$61,365,598		$2,606,002
Depreciation	(4,641,679)		(33,574)		(2,634,640)		(15,343)
Net unrealized appreciation (depreciation) of investments	$57,883,237		$2,971,701		$58,730,958		$2,590,659

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs, nondeductible reorganization expenses and reorganization adjustments, resulted in reclassifications among the Funds’ components of common share net assets as of April 30, 2015, the Funds’ tax year end, as follows:

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Dividend		Municipal		Investment		Municipal
	Advantage		Value		Quality		Value
	(NXJ	)	(NJV	)	(NQP	)	(NPN	)
Paid-in-surplus	$4,024,059		$—		$(369,360)		$—
Undistributed (Over-distribution of) net investment income	1,866,337		1		367,186		—
Accumulated net realized gain (loss)	(5,890,396)		(1)		2,174		—

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of April 30, 2015, the Funds’ tax year end, were as follows:

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Dividend		Municipal		Investment		Municipal
	Advantage		Value		Quality		Value
	(NXJ	)	(NJV	)	(NQP	)	(NPN	)
Undistributed net tax-exempt income1	$4,837,748		$58,273		$2,471,078		$35,578
Undistributed net ordinary income2	47,246		24,637		350,066		—
Undistributed net long-term capital gains	184,352		293,056		—		—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on April 1, 2015, paid on May 1, 2015.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended April 30, 2015 and April 30, 2014, was designated for purposes of the dividends paid deduction as follows:

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Dividend		Municipal		Investment		Municipal
	Advantage		Value		Quality		Value
2015	(NXJ	)	(NJV	)	(NQP	)	(NPN	)
Distributions from net tax-exempt income3	$15,305,648		$950,620		$33,000,772		$770,631
Distributions from net ordinary income2	8,616		35,031		7,576		—
Distributions from net long-term capital gains4	—		276,526		—		—

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Dividend		Municipal		Investment		Municipal
	Advantage		Value		Quality		Value
2014	(NXJ	)	(NJV	)	(NQP	)	(NPN	)
Distributions from net tax-exempt income	$4,941,439		$976,582		$16,585,766		$775,216
Distributions from net ordinary income2	1,865		15,941		56,083		339
Distributions from net long-term capital gains	—		303,326		—		43,240

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3	The Funds hereby designate these amounts paid during the fiscal year ended April 30, 2015, as Exempt Interest Dividends.
4	The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended April 30, 2015.

Nuveen Investments	75

Notes to Financial Statements (continued)

As of April 30, 2015, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	New Jersey		Pennsylvania		Pennsylvania
	Dividend		Investment		Municipal
	Advantage		Quality		Value
	(NXJ	)5	(NQP	)	(NPN	)
Expiration:
April 30, 2016	$—		$2,167,149		$—
April 30, 2017	—		13,518		—
Not subject to expiration	4,847,591		2,173,796		61,084
Total	$4,847,591		$4,354,463		$61,084

5	A portion of New Jersey Dividend Advantage’s (NXJ) capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended April 30, 2015, the following Funds utilized capital loss carryforwards as follows:

	New Jersey		New Jersey		Pennsylvania
	Dividend		Municipal		Municipal
	Advantage		Value		Value
	(NXJ	)	(NJV	)	(NPN	)
Utilized capital loss carryforwards	$1,933,661		$99,123		$18,377

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:

New Jersey Dividend Advantage (NXJ)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For managed assets over $2 billion	0.3750

New Jersey Municipal Value (NJV)
Pennsylvania Municipal Value (NPN)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For managed assets over $2 billion	0.3375

76	Nuveen Investments

Pennsylvania Investment Quality (NQP)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3875
For managed assets over $5 billion	0.3750

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of April 30, 2015, the complex-level fee for each Fund was 0.1635%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Fund Reorganizations
The Reorganizations were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Target Funds’ shareholders will recognize no gain or loss for federal income tax purposes as a result. Prior to the closing of each of the Reorganizations, the Target Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Target Funds’ shareholders for federal income tax purposes.

Investments
The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Funds as of the date of the Reorganizations, were as follows:

	New Jersey		New Jersey		New Jersey
	Investment		Premium		Dividend
	Quality		Income		Advantage 2
	(NQJ	)	(NNJ	)	(NUJ	)
Cost of investments	$423,515,296		$255,546,742		$94,559,060
Fair value of investments	452,637,593		273,027,822		100,283,266
Net unrealized appreciation (depreciation) of investments	29,122,297		17,481,080		5,724,206

Nuveen Investments	77

Notes to Financial Statements (continued)

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Acquiring Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Common Shares
The shares outstanding, net assets and NAV per common share outstanding immediately before and after the Reorganizations were as follows:

	New Jersey		New Jersey		New Jersey
	Investment		Premium		Dividend
	Quality		Income		Advantage 2
Target Funds – Prior to Reorganizations	(NQJ	)	(NNJ	)	(NUJ	)
Common shares outstanding	20,468,835		12,078,127		4,452,314
Net assets applicable to common shares	$314,138,362		$188,636,201		$68,175,826
NAV per common share outstanding	$15.35		$15.62		$15.31

	New Jersey
	Dividend
	Advantage
Acquiring Fund – Prior to Reorganizations	(NXJ	)
Common shares outstanding	6,480,388
Net assets applicable to common shares	$101,049,825
NAV per common share outstanding	$15.59

	New Jersey
	Dividend
	Advantage
Acquiring Fund – Post Reorganizations	(NXJ	)
Common shares outstanding	43,095,779
Net assets applicable to common shares	$672,000,214
NAV per common share outstanding	$15.59

Preferred Shares
In connection with the Reorganizations, holders of MTP and VRDP Shares of the Target Funds received on a one-for-one basis newly issued MTP and VRDP Shares of the Acquiring Fund, in exchange for MTP and VRDP Shares of the Target Funds held immediately prior to the Reorganizations.

Prior to the closing of the Reorganizations, details of the Target Funds’ outstanding MTP Shares were as follows:

Shares
				Outstanding	Annual
		NYSE MKT	Shares	at $10 Per Share	Dividend
Target Funds	Series	Ticker	Outstanding	Liquidation Value	Rate
New Jersey Dividend Advantage 2 (NUJ)	2015	NUJ PRC	3,505,000	$35,050,000	2.00%

Prior to the closing of the Reorganizations, details of the Target Funds’ outstanding VRDP Shares were as follows:

			Shares
			Outstanding
		Shares	at $100,000 Per Share
Target Funds	Series	Outstanding	Liquidation Value	Maturity
New Jersey Investment Quality (NQJ)	2	1,443	$144,300,000	April 1, 2043
New Jersey Premium Income (NNJ)	2	886	$88,600,000	April 1, 2043

Details of the Acquiring Fund’s MTP Shares issued in connection with the Reorganizations were as follows:

Shares
				Outstanding	Annual
		NYSE	Shares	at $10 Per Share	Dividend
Acquiring Fund	Series	Ticker	Outstanding	Liquidation Value	Rate
New Jersey Dividend Advantage (NXJ)	2015	NXJ PRCCL	3,505,000	$35,050,000	2.00%

78	Nuveen Investments

Details of the Acquiring Fund’s VRDP Shares issued in connection with the Reorganizations were as follows:

			Shares
			Outstanding
		Shares	at $100,000 Per Share
Acquiring Fund	Series	Outstanding	Liquidation Value	Maturity
New Jersey Dividend Advantage (NXJ)	2	1,443	$144,300,000	April 1, 2043
	3	886	$88,600,000	April 1, 2043

Pro Forma Results of Operations
The beginning of the Target Funds’ current fiscal period was May 1, 2014. Assuming the Reorganizations had been completed on May 1, 2014, the beginning of the Acquiring Funds’ current fiscal period, the pro forma results of operations for the current fiscal period, are as follows:

	New Jersey
	Dividend
	Advantage
Acquiring Fund – Pro Forma Results of Operations	(NXJ	)
Net investment income (loss)	$31,815,750
Net realized and unrealized gains (losses)	15,581,346
Change in net assets resulting from operations	47,397,095

Because the combined investment portfolios for the Reorganizations have been managed as a single integrated portfolio since the Reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Statement of Operations for the Acquiring Fund since the Reorganizations were consummated.

Cost and Expenses
In connection with the Reorganizations, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as components of “Accrued other expenses” on the Statement of Assets and Liabilities and “Reorganization expenses” on the Statement of Operations.

Nuveen Investments	79

Additional Fund Information

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60601	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NXJ	NJV	NQP	NPN
Common shares repurchased	112,500	15,000	4,500	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

80	Nuveen Investments

Glossary of Terms Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper New Jersey Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Lipper Pennsylvania Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Nuveen Investments	81

Glossary of Terms Used in this Report (continued)

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond New Jersey Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New Jersey municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Pennsylvania Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Pennsylvania municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

82	Nuveen Investments

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	83

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	195

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	195

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
195

■	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
195

84	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(1)	During Past 5 Years	in Fund Complex
					Overseen by
					Board Member

Independent Board Members (continued):

■	JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II
Member of Board of Directors of Core12 LLC since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006- 2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading- North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
					195

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	195

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	195

■	VIRGINIA L. STRINGER 1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; non-profit board member and former governance consultant; former Owner, and President Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	195

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					195

Nuveen Investments	85

Board Members & Officers (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(1)	Including other Directorships	in Fund Complex
				During Past 5 Years	Overseen by
					Board Member

Interested Board Members:

■	WILLIAM ADAMS IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	195

■	THOMAS S. SCHREIER, JR.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a member of its Finance, Audit and Investment Committees: formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	195

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					196

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014).	89

■	MARGO L. COOK 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director- Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); Co-Chief Executive Officer (since 2015) of Nuveen Securities, LLC; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Chartered Financial Analyst.	196

86	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	196

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	196

■	SCOTT S. GRACE 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Head of Business Development and Strategy, Global Structured Products Group (since November 2014); Managing Director (since 2009) and, formerly, Treasurer, of Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and (since 2011) Nuveen Asset Management LLC; Vice President and, formerly, Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; Chartered Accountant Designation.
					196

■	WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	196

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc. and Nuveen Securities, LLC.	196

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
					196

Nuveen Investments	87

Board Members & Officers (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	KATHLEEN L. PRUDHOMME 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	196

■	JOEL T. SLAGER 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	196

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

88	Nuveen Investments

Notes

Nuveen Investments	89

Notes

90	Nuveen Investments

Notes

Nuveen Investments	91

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $233 billion as of March 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

EAN-A-0415D 8573-INV-Y-06/16

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen New Jersey Dividend Advantage Municipal Fund

The following tables show the amount of fees billed to the Fund during the Fund’s last two fiscal years by KPMG LLP, the Fund’s current auditor (engaged on August 7, 2014), and Ernst & Young LLP, the Fund’s former auditor. The audit fees billed to the Fund for the fiscal year 2015 are the only fees that have been billed to the Fund by KPMG LLP. All other fees listed in the tables below were billed to the Fund by Ernst & Young LLP. For engagements with KPMG LLP and Ernst & Young LLP, the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP and Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
April 30, 2015	$22,500	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

April 30, 2014	$24,750	$1,500	$673	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP and Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP and Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
April 30, 2015	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
April 30, 2014	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP and Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP and Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP and Ernst & Young LLP about any non-audit services that KPMG LLP and Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP and Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
April 30, 2015	$ 0	$ 0	$ 0	$ 0
April 30, 2014	$ 673	$ 0	$ 0	$ 673

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Paul Brennan	Nuveen New Jersey Dividend Advantage Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Paul Brennan	Registered Investment Company	14	$18.46 billion
	Other Pooled Investment Vehicles	2	$351 million
	Other Accounts	2	$57.6 million
*	Assets are as of April 30, 2015. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).  FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, participate in a Long-Term Performance Plan designed to provide compensation opportunities that links a portion of each participant’s compensation to Nuveen Investments’ financial and operational performance.  In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities.  As of April 30, 2015 the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Paul Brennan	Nuveen New Jersey Dividend Advantage Municipal Fund	$0	$ 500,001-$1,000,000

PORTFOLIO MANAGER BIO:

Paul Brennan, CFA, CPA, manages several Nuveen municipal national and state mutual funds and closed-end bond funds.  Paul began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994.  He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year.   He earned his B.S. in Accountancy and Finance from Wright State University.  He is a CPA, has earned the Chartered Financial Analyst (CFA) designation, and currently sits on the Nuveen Asset Management Investment Management Committee.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*	(a)	(b)	(c)	(d)*
	TOTAL NUMBER OF	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	SHARES (OR	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	UNITS)	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	PURCHASED	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
		UNIT)	PROGRAMS	PROGRAMS

MAY 1-31, 2014	0		0	649,500

JUNE 1-30, 2014	0		0	649,500

JULY 1-31, 2014	13,500	$13.50	13,500	636,000

AUGUST 1-31, 2014	20,400	$13.47	20,400	641,100

SEPTEMBER 1-30, 2014	28,600	$13.42	28,600	612,500

OCTOBER 1-31, 2014	12,500	$13.57	12,500	600,000

NOVEMBER 1-30, 2014	0		0	600,000

DECEMBER 1-31, 2014	35,000	$13.46	35,000	565,000

JANUARY 1-31, 2015	2,500	$13.51	2,500	562,500

FEBRUARY 1-28, 2015	0		0	562,500

MARCH 1-31, 2015	0		0	562,500

APRIL 1-30, 2015	0		0	562,500

TOTAL	112,500

* The registrant's repurchase program, for the repurchase of 655,000 shares, was authorized November 20, 2013. The program was reauthorized for a maximum repurchase amount of 655,000 shares on August 6, 2014. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New Jersey Dividend Advantage Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: July 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: July 8, 2015

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: July 8, 2015